UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

Dreyfus Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus International Stock Index Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Stock Index Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Stock Index Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus International Stock Index Fund’s Investor shares produced a total return of -3.37%.1 This compares with a -3.23% total return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), during the same period.2 Between its inception on August 31, 2016 and October 31, 2016, the fund’s Class I share produced a total return of -0.86%.

International equities ended the reporting period with moderately negative returns, on average, amid heightened market volatility.

As of August 31, 2016, existing fund shares were renamed Investor shares and Class I shares were added as a new share class of the fund.

The Fund’s Investment Approach

The fund seeks to match the performance of the MSCI EAFE Index, a broadly diversified, international index composed of approximately 1,000 companies located in developed markets outside the United States and Canada. To pursue its goal, the fund is generally fully invested in stocks included in the MSCI EAFE Index. The fund’s investments are selected to match the benchmark composition along individual name, country, and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the MSCI EAFE Index does.

The fund employed futures contracts and currency forward contracts during the reporting period in its efforts to replicate the returns of the MSCI EAFE Index.

Volatility Buffeted International Equity Markets

International stocks moved lower in choppy trading during the final months of 2015 under pressure from weakening commodity prices and disappointment over recent central banking strategies in Europe. Investor sentiment turned more sharply negative in January 2016 in response to further deterioration in commodity prices, disappointing economic data in China, and worries that higher short-term rates in the United States might weigh on global economic activity.

International stocks began a dramatic recovery in mid-February when investors responded positively to encouraging European and U.S. economic data, low inflation, rebounding commodity prices, a new round of monetary easing in Europe, and indications that U.S. monetary policymakers would delay additional rate hikes. The markets endured another bout of volatility in June when the United Kingdom voted to leave the European Union. Most international equity markets quickly rebounded, and the MSCI EAFE Index recouped most, but not all, of its previous losses over the summer. However, in October, uncertainty surrounding the outcome of upcoming U.S. elections caused international stocks to lose additional ground.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Investors Favored Traditionally Defensive Market Sectors

The MSCI EAFE Index’s moderately negative return for the reporting period masked heightened market volatility. The financial sector led the market’s decline when concerns intensified that negative interest rates in Europe and Japan might undermine banks’ earnings. Financial institutions in Asia struggled with exposure to a slowing and highly leveraged Chinese economy, while European banks encountered slowing loan growth and a more stringent regulatory environment. U.K.-based banks lost value amid concerns surrounding London’s role as a financial center after Britain’s exit from the European Union. In the health care sector, pharmaceutical developers in Switzerland and other markets struggled with diminishing new-product pipelines, unfavorable currency exchange rates, longer waits for regulatory approvals, pressures on drug pricing policies, and subdued demand from the emerging markets.

On the other hand, the MSCI EAFE Index achieved relatively strong results in the materials sector, where better economic conditions in China and rebounding commodity prices helped a number of basic materials producers recover from previously depressed levels. In addition, several mining companies had reduced their debt loads and cut costs during the downturn, enabling them to enhance profit margins in the industry group’s recovery. Finally, some of the larger U.K.-based metals producers benefited from the decline of the British pound in the wake of the Brexit referendum.

In the industrials sector, manufacturers in Japan and elsewhere boosted profits through the use of technology to automate their factories. Industrial production volumes in Europe improved later in the reporting period, helping electronic equipment and machinery companies in economically strong nations such as Germany and France. Among energy companies, a depreciating British pound, reduced costs, and a cautious approach to capital spending supported the stock prices of U.K.-based oil and gas producers.

Replicating the Performance of the MSCI EAFE Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that aggressively accommodative monetary policies remain at work in international markets and we recently have seen signs of gradual economic improvement in some regions. As always, we intend to continue to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The index reflects actual investable opportunities for global investors for stocks that are free of foreign ownership limits or legal restrictions at the country level. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Stock Index Fund and the Morgan Stanley Capital International Europe, Australasia, Far East Index

† Source: Lipper Inc.
†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus International Stock Index Fund on 10/31/06 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/30/97	-3.37%	4.66%	.80%
Class I	8/31/16	-3.31%†	4.67%†	.80%†
Morgan Stanley Capital International Europe, Australasia, Far East Index		-3.23%	4.99%	1.22%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Stock Index Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016†
	Investor Shares	Class I
Expenses paid per $1,000††	$3.03	$.65
Ending value (after expenses)	$1,008.10	$991.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016†††
	Investor Shares	Class I
Expenses paid per $1,000††††	$3.05	$1.98
Ending value (after expenses)	$1,022.12	$1,023.18

† From August 31, 2016 (commencement of initial offering) to October 31, 2016 for Class I shares. The existing fund shares were redesignated as Investor shares.
†† Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .39% for Class I, multiplied by the average account value over the period, multiplied by 61/366 (to reflect the actual days in the period).
††† Please note that while Class I shares commenced offering on August 31, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
†††† Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .39% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
October 31, 2016

Common Stocks - 98.4%	Shares	Value ($)
Australia - 7.3%
AGL Energy	28,803	420,242
Alumina	112,290	134,962
Amcor	49,738	556,184
AMP	126,772	440,710
APA Group	48,299	292,458
Aristocrat Leisure	23,345	272,416
ASX	8,145	292,013
Aurizon Holdings	87,215	323,761
AusNet Services	72,030	82,190
Australia & New Zealand Banking Group	122,970	2,605,178
Bank of Queensland	16,530	131,528
Bendigo & Adelaide Bank	17,767	150,426
BHP Billiton	135,321	2,374,793
Boral	29,353	140,671
Brambles	67,331	590,551
Caltex Australia	11,157	260,809
Challenger	24,253	198,514
CIMIC Group	4,044	91,027
Coca-Cola Amatil	25,822	187,392
Cochlear	2,328	226,605
Commonwealth Bank of Australia	72,740	4,060,908
Computershare	20,349	163,308
Crown Resorts	16,028	132,776
CSL	19,236	1,470,744
Dexus Property Group	41,439	281,812
Domino's Pizza Enterprises	2,506	122,481
DUET Group	98,706	178,704
Flight Centre Travel Group	2,140	55,137
Fortescue Metals Group	69,153	289,325
Goodman Group	76,560	395,444
GPT Group	76,962	272,819
Harvey Norman Holdings	21,349	82,013
Healthscope	74,351	124,995
Incitec Pivot	75,161	168,666
Insurance Australia Group	105,697	443,024
James Hardie Industries-CDI	19,090	285,062
LendLease Group	24,424	251,192

8

Common Stocks - 98.4% (continued)	Shares		Value ($)
Australia - 7.3% (continued)
Macquarie Group	12,790		776,402
Medibank Private	120,463		236,421
Mirvac Group	150,475		239,234
National Australia Bank	111,451		2,373,859
Newcrest Mining	31,805		545,818
Oil Search	58,652		297,146
Orica	16,497		204,427
Origin Energy	73,618		299,606
Platinum Asset Management	9,947		37,758
Qantas Airways	18,369		42,758
QBE Insurance Group	57,997		440,742
Ramsay Health Care	6,139		342,586
REA Group	2,402		93,443
Rio Tinto	18,235		751,550
Santos	71,342		193,743
Scentre Group	222,359		712,114
SEEK	13,743		153,051
Sonic Healthcare	16,874		263,010
South32	223,721		437,374
Stockland	102,579		344,900
Suncorp Group	54,530		496,527
Sydney Airport	46,218		220,089
Tabcorp Holdings	37,451		137,887
Tatts Group	59,893		184,976
Telstra	181,849		688,895
TPG Telecom	14,383		82,715
Transurban Group	86,518		683,809
Treasury Wine Estates	30,068		245,653
Vicinity Centres	137,818		300,885
Vocus Communications	20,174		87,628
Wesfarmers	47,361		1,477,487
Westfield	85,350		577,839
Westpac Banking	141,331		3,275,841
Woodside Petroleum	32,506		701,513
Woolworths	53,577		963,879
			37,462,405
Austria - .2%
ANDRITZ	3,152		164,875
Erste Group Bank	12,908	[a]	405,399

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Austria - .2% (continued)
OMV	6,042		188,864
Raiffeisen Bank International	4,550	[a]	74,572
Voestalpine	4,531		160,310
			994,020
Belgium - 1.3%
Ageas	7,979		291,455
Anheuser-Busch InBev	34,112		3,915,044
Colruyt	3,021		162,384
Groupe Bruxelles Lambert	3,568		306,920
KBC Group	10,653	[a]	649,155
Proximus	6,406		183,400
Solvay	3,202		367,494
Telenet Group Holding	2,038	[a]	109,098
UCB	5,409		366,300
Umicore	3,912		237,868
			6,589,118
China - .0%
Yangzijiang Shipbuilding Holdings	91,000		48,730
Denmark - 1.7%
AP Moller - Maersk, Cl. A	154		225,348
AP Moller - Maersk, Cl. B	273		419,021
Carlsberg, Cl. B	4,628		417,325
Charles Hansen Holding	4,223		252,914
Coloplast, Cl. B	5,074		354,052
Danske Bank	28,776		888,447
DSV	8,030		389,187
Genmab	2,344	[a]	386,758
ISS	6,985		274,625
Novo Nordisk, Cl. B	81,013		2,898,189
Novozymes, Cl. B	9,930		368,869
Pandora	4,803		625,202
TDC	33,595	[a]	185,383
Tryg	5,250		102,586
Vestas Wind Systems	9,531		764,500
William Demant Holding	4,877	[a]	90,835
			8,643,241
Finland - .9%
Elisa	6,146		207,127
Fortum	19,209		320,308

10

Common Stocks - 98.4% (continued)	Shares		Value ($)
Finland - .9% (continued)
Kone, Cl. B	14,331		659,640
Metso	5,095		133,674
Neste	5,198		224,422
Nokia	245,689		1,097,165
Nokian Renkaat	4,816		161,617
Orion, Cl. B	4,426		188,468
Sampo, Cl. A	18,681		856,584
Stora Enso, Cl. R	23,000		217,515
UPM-Kymmene	23,011		535,521
Wartsila	6,319		273,307
			4,875,348
France - 9.7%
Accor	7,307		277,417
Aeroports de Paris	1,220		123,225
Air Liquide	16,441		1,672,706
Airbus Group	24,948		1,482,995
Alstom	6,914	[a]	185,724
Altice, Cl. A	15,686	[a]	289,286
Altice, Cl. B	3,963	[a]	73,761
Arkema	2,875		272,619
Atos	3,789		393,562
AXA	81,756		1,842,977
BNP Paribas	44,640		2,589,360
Bollore	38,356		126,316
Bouygues	8,879		289,534
Bureau Veritas	11,374		214,882
Capgemini	7,030		582,496
Carrefour	23,940		627,967
Casino Guichard Perrachon	2,511		124,950
Christian Dior	2,378		458,789
Cie de St-Gobain	20,718		919,852
Cie Generale des Etablissements Michelin	7,745		838,563
CNP Assurances	6,982		120,985
Credit Agricole	45,463		490,688
Danone	24,840		1,720,080
Dassault Systemes	5,580		441,892
Edenred	8,572		198,597
Eiffage	2,339		173,162
Electricite de France	10,350		116,004

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
France - 9.7% (continued)
Engie	61,182		882,184
Essilor International	8,633		970,437
Eurazeo	1,825		105,038
Eutelsat Communications	6,845		143,520
Fonciere Des Regions	1,331		116,348
Gecina	1,800		262,407
Groupe Eurotunnel	19,532		182,916
Hermes International	1,133		459,071
ICADE	1,292		92,870
Iliad	1,127		236,423
Imerys	1,513		105,235
Ingenico Group	2,387		188,927
JCDecaux	3,359		102,711
Kering	3,255		721,964
Klepierre	9,411		384,984
Lagardere	5,470		139,310
Legrand	11,473		648,493
L'Oreal	10,665		1,908,917
LVMH Moet Hennessy Louis Vuitton	11,744		2,134,277
Natixis	41,535		209,966
Orange	83,425		1,314,176
Pernod Ricard	9,048		1,076,185
Peugeot	21,341	[a]	319,664
Publicis Groupe	8,137		558,277
Remy Cointreau	990		80,313
Renault	8,258		717,153
Rexel	12,502		173,404
Safran	13,098		900,519
Sanofi	49,102		3,824,884
Schneider Electric	23,523		1,578,787
SCOR	6,634		214,761
SFR Group	4,551		122,599
Societe BIC	1,212		168,040
Societe Generale	32,205		1,257,160
Sodexo	4,097		475,836
Suez	12,933		204,796
Technip	4,787		317,504
Thales	4,591		432,263
Total	94,170		4,519,581

12

Common Stocks - 98.4% (continued)	Shares		Value ($)
France - 9.7% (continued)
Unibail-Rodamco	4,223		1,005,973
Valeo	10,112		582,776
Veolia Environnement	19,068		416,128
Vinci	21,238		1,538,266
Vivendi	49,547		1,001,872
Wendel	1,271		146,222
Zodiac Aerospace	8,581		208,838
			49,800,364
Germany - 8.5%
adidas	7,925		1,299,736
Allianz	19,269		3,003,675
Axel Springer	1,985		99,397
BASF	38,919		3,430,699
Bayer	35,049		3,473,927
Bayerische Motoren Werke	14,115		1,229,823
Beiersdorf	4,391		386,583
Brenntag	6,637		354,782
Commerzbank	44,804		304,300
Continental	4,608		882,953
Covestro	2,894	[b]	171,044
Daimler	40,596		2,892,679
Deutsche Bank	58,646	[a]	846,905
Deutsche Boerse	8,350	[a]	649,704
Deutsche Lufthansa	11,009		140,732
Deutsche Post	41,375		1,282,196
Deutsche Telekom	135,817		2,213,298
Deutsche Wohnen-BR	13,933		454,568
E.ON	83,344		610,430
Evonik Industries	7,030		219,632
Fraport Frankfurt Airport Services Worldwide	1,702		101,023
Fresenius & Co.	17,202		1,269,732
Fresenius Medical Care & Co.	9,319		759,167
GEA Group	7,821		302,426
Hannover Rueck	2,559		285,270
HeidelbergCement	5,833		551,700
Henkel & Co.	4,405		485,012
HOCHTIEF	849		115,893
HUGO BOSS	3,014		189,287
Infineon Technologies	48,142		864,331

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Germany - 8.5% (continued)
Innogy	5,265	[b]	209,080
K+S	8,440		170,755
LANXESS	3,947		252,735
Linde	7,814		1,289,252
MAN	1,351		138,163
Merck	5,356		550,681
METRO	7,793		233,461
Muenchener Rueckversicherungs	6,868		1,331,455
OSRAM Licht	3,716		210,694
ProSiebenSat.1 Media	9,548		411,498
RWE	19,920	[a]	316,201
SAP	41,668		3,670,279
Siemens	32,434		3,683,295
Symrise	5,305		364,033
Telefonica Deutschland Holding	30,497		118,212
ThyssenKrupp	15,523		359,383
TUI	21,866		277,544
United Internet	5,268		216,225
Volkswagen	1,388		207,221
Vonovia	19,818		698,019
Zalando	3,469	[a,b]	152,286
			43,731,376
Hong Kong - 3.4%
AIA Group	510,600		3,222,708
ASM Pacific Technology	10,800		104,232
Bank of East Asia	49,550		199,655
BOC Hong Kong Holdings	154,000		550,032
Cathay Pacific Airways	52,000		68,524
Cheung Kong Infrastructure Holdings	29,000		237,630
Cheung Kong Property Holdings	112,475		833,170
CK Hutchison Holdings	113,475		1,403,888
CLP Holdings	68,288		694,718
First Pacific	84,250		63,876
Galaxy Entertainment Group	101,277		415,918
Hang Lung Properties	99,000		218,538
Hang Seng Bank	33,000		596,128
Henderson Land Development	45,999		272,534
HK Electric Investments	106,500	[b]	105,463
HKT Trust	110,660		152,102

14

Common Stocks - 98.4% (continued)	Shares		Value ($)
Hong Kong - 3.4% (continued)
Hong Kong & China Gas	329,582		645,943
Hong Kong Exchanges & Clearing	48,600		1,287,135
Hongkong Land Holdings	49,900		334,330
Hysan Development	28,000		129,249
Jardine Matheson Holdings	10,546		642,357
Kerry Properties	29,500		93,382
Li & Fung	259,200		127,669
Link REIT	93,500		666,690
Melco Crown Entertainment, ADR	8,076		135,192
MTR	64,500		357,199
New World Development	237,048		295,563
Noble Group	188,963	[a]	22,547
NWS Holdings	61,648		109,218
PCCW	167,000		99,482
Power Assets Holdings	60,000		564,370
Shangri-La Asia	49,000		53,893
Sino Land	127,730		217,397
SJM Holdings	78,530		54,375
Sun Hung Kai Properties	60,699		906,312
Swire Pacific, Cl. A	23,000		239,177
Swire Properties	48,800		140,318
Techtronic Industries	59,365		223,512
WH Group	257,000	[b]	208,435
Wharf Holdings	57,311		430,818
Wheelock & Co.	34,000		209,992
Yue Yuen Industrial Holdings	32,300		123,069
			17,456,740
Ireland - .5%
Bank of Ireland	1,228,951	[a]	263,072
CRH	34,841		1,134,594
DCC	3,616		294,993
Kerry Group, Cl. A	6,556		480,305
Paddy Power Betfair	3,424		354,447
Ryanair Holdings	3,900	[a]	53,944
			2,581,355
Israel - .7%
Azrieli Group	1,603		68,277
Bank Hapoalim	44,714		258,053
Bank Leumi Le-Israel	60,234	[a]	227,351

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Israel - .7% (continued)
Bezeq The Israeli Telecommunication Corporation	79,342		144,153
Check Point Software Technologies	5,610	[a]	474,382
Israel Chemicals	24,674		87,857
Israel Discount Bank, Cl. A	1	[a]	2
Mizrahi Tefahot Bank	6,222		81,094
Mobileye	7,423	[a]	275,987
NICE	2,452		162,793
Taro Pharmaceutical Industries	636	[a]	64,560
Teva Pharmaceutical Industries, ADR	38,410		1,641,643
			3,486,152
Italy - 2.0%
Assicurazioni Generali	49,678		641,868
Atlantia	17,670		432,754
CNH Industrial	43,714		339,750
Enel	325,318		1,399,908
Eni	106,986		1,551,441
EXOR	4,701		199,765
Ferrari	4,926		259,454
Fiat Chrysler Automobiles	35,962		263,315
Intesa Sanpaolo	540,968		1,253,024
Intesa Sanpaolo-RSP	38,108		82,328
Leonardo-Finmeccanica	16,867	[a]	205,526
Luxottica Group	7,270		361,924
Mediobanca	25,082		183,789
Poste Italiane	21,336	[b]	142,053
Prysmian	8,493		211,358
Saipem	250,930	[a]	103,297
Snam	103,963		548,033
STMicroelectronics	26,057		248,485
Telecom Italia	427,134	[a]	370,656
Telecom Italia-RSP	270,919	[a]	192,122
Tenaris	20,192		285,496
Terna Rete Elettrica Nazionale	64,209		314,507
UniCredit	222,517		552,048
Unione di Banche Italiane	41,889		115,511
UnipolSai	48,164		91,998
			10,350,410
Japan - 24.5%
ABC-Mart	1,500		91,399

16

Common Stocks - 98.4% (continued)	Shares		Value ($)
Japan - 24.5% (continued)
Acom	15,500	[a]	71,536
Aeon	28,400		393,489
AEON Financial Service	5,360		94,606
AEON Mall	4,480		66,643
Air Water	7,000		131,296
Aisin Seiki	8,100		356,456
Ajinomoto	23,800		530,263
Alfresa Holdings	7,600		161,030
Alps Electric	8,100		194,641
Amada Holdings	13,900		158,789
ANA Holdings	53,000		149,190
Aozora Bank	47,959		158,690
Asahi Glass	42,800		299,971
Asahi Group Holdings	16,000		572,290
Asahi Kasei	52,900		478,103
Asics	7,000		149,652
Astellas Pharma	89,995		1,338,297
Bandai Namco Holdings	7,750		232,788
Bank of Kyoto	12,000		88,224
Benesse Holdings	3,200		84,005
Bridgestone	27,300		1,019,162
Brother Industries	9,400		172,995
CALBEE	3,500		127,157
Canon	44,917		1,292,215
Casio Computer	9,300		130,007
Central Japan Railway	6,100		1,039,158
Chiba Bank	29,000		179,746
Chubu Electric Power	27,200		400,595
Chugai Pharmaceutical	9,128		311,607
Chugoku Bank	7,200		96,806
Chugoku Electric Power	12,600		147,543
Concordia Financial Group	50,000		232,288
Credit Saison	6,200		107,363
CYBERDYNE	4,200	[a]	63,158
Dai Nippon Printing	22,800		229,152
Daicel	11,800		155,728
Dai-ichi Life Holdings	45,800		673,003
Daiichi Sankyo	26,083		628,260
Daikin Industries	10,000		961,190

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares	Value ($)
Japan - 24.5% (continued)
Daito Trust Construction	3,000	502,765
Daiwa House Industry	24,300	668,731
Daiwa House REIT Investment	60	162,201
Daiwa Securities Group	72,000	430,956
Denso	20,300	883,661
Dentsu	9,400	469,686
Don Quijote Holdings	5,000	190,474
East Japan Railway	14,200	1,253,451
Eisai	10,700	683,404
Electric Power Development	6,080	141,869
FamilyMart UNY Holdings	3,617	226,946
FANUC	8,329	1,563,028
Fast Retailing	2,258	763,504
Fuji Electric	23,000	115,143
Fuji Heavy Industries	26,200	1,022,817
FUJIFILM Holdings	18,300	693,645
Fujitsu	79,800	474,143
Fukuoka Financial Group	33,000	143,177
GungHo Online Entertainment	19,400	49,208
Hachijuni Bank	16,500	90,154
Hakuhodo DY Holdings	9,800	118,026
Hamamatsu Photonics	6,400	194,069
Hankyu Hanshin Holdings	10,600	351,750
Hikari Tsushin	700	64,346
Hino Motors	12,100	132,111
Hirose Electric	1,365	180,664
Hiroshima Bank	20,000	85,821
Hisamitsu Pharmaceutical	2,400	128,388
Hitachi	205,900	1,097,924
Hitachi Chemical	4,000	93,830
Hitachi Construction Machinery	5,000	104,749
Hitachi High-Technologies	2,700	112,897
Hitachi Metals	10,000	125,107
Hokuriku Electric Power	7,700	87,595
Honda Motor	68,659	2,058,395
Hoshizaki	2,200	198,875
Hoya	16,900	706,651
Hulic	14,000	133,632
Idemitsu Kosan	3,600	83,109

18

Common Stocks - 98.4% (continued)	Shares		Value ($)
Japan - 24.5% (continued)
IHI	60,000		158,482
Iida Group Holdings	5,800		112,217
INPEX	38,700		363,714
Isetan Mitsukoshi Holdings	15,020		152,105
Isuzu Motors	25,300		313,506
ITOCHU	62,400		790,487
Iyo Bank	11,000		67,760
J Front Retailing	10,800		149,019
Japan Airlines	5,200		153,516
Japan Airport Terminal	1,800		69,257
Japan Exchange Group	22,800		339,815
Japan Post Bank	18,100		213,672
Japan Post Holdings	20,100		256,449
Japan Prime Realty Investment	35		151,020
Japan Real Estate Investment	53		306,770
Japan Retail Fund Investment	113		256,343
Japan Tobacco	46,300		1,763,347
JFE Holdings	21,560		309,718
JGC	9,000		159,540
JSR	8,600		131,046
JTEKT	9,800		145,313
JX Holdings	91,076		361,195
Kajima	38,800		262,317
Kakaku.com	6,700		112,763
Kamigumi	9,400		80,402
Kaneka	12,000		99,552
Kansai Electric Power	30,599	[a]	293,093
Kansai Paint	9,100		196,109
Kao	21,500		1,108,110
Kawasaki Heavy Industries	59,000		172,719
KDDI	77,263		2,351,707
Keihan Holdings	21,000		141,976
Keikyu	20,000		201,964
Keio	25,000		207,400
Keisei Electric Railway	6,000		145,151
Keyence	1,885		1,385,125
Kikkoman	6,000		191,380
Kintetsu Group Holdings	73,354		296,578
Kirin Holdings	35,300		608,418

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Japan - 24.5% (continued)
Kobe Steel	13,300	[a]	110,083
Koito Manufacturing	4,500		235,148
Komatsu	38,600		862,399
Konami Holdings	3,900		154,148
Konica Minolta	19,100		171,385
Kose	1,300		118,881
Kubota	44,200		714,188
Kuraray	15,300		232,557
Kurita Water Industries	4,800		113,832
Kyocera	13,600		662,687
Kyowa Hakko Kirin	10,705		163,836
Kyushu Electric Power	18,400		167,209
Kyushu Financial Group	16,000		106,646
Lawson	2,700		205,454
LIXIL Group	10,824		249,054
M3	8,100		247,163
Mabuchi Motor	1,900		110,699
Makita	4,700		325,822
Marubeni	71,700		377,883
Marui Group	9,500		133,618
Maruichi Steel Tube	2,000		64,556
Mazda Motor	23,300		383,816
McDonald's Holdings Co. Japan	3,000		86,393
Mebuki Financial Group	32,130		114,586
Medipal Holdings	5,800		99,275
MEIJI Holdings	4,942		493,870
Minebea	15,000		153,619
Miraca Holdings	2,200		106,570
Mitsubishi	63,598		1,389,368
Mitsubishi Chemical Holdings	57,180		376,765
Mitsubishi Electric	81,100		1,100,074
Mitsubishi Estate	52,000		1,032,116
Mitsubishi Gas Chemical	8,000		123,429
Mitsubishi Heavy Industries	135,700		581,516
Mitsubishi Logistics	4,000		54,315
Mitsubishi Materials	4,600		132,249
Mitsubishi Motors	28,600		159,540
Mitsubishi Tanabe Pharma	9,500		185,344
Mitsubishi UFJ Financial Group	537,590		2,791,757

20

Common Stocks - 98.4% (continued)	Shares	Value ($)
Japan - 24.5% (continued)
Mitsubishi UFJ Lease & Finance	18,700	90,763
Mitsui & Co.	71,500	994,059
Mitsui Chemicals	38,000	187,699
Mitsui Fudosan	38,286	872,725
Mitsui OSK Lines	52,000	130,409
Mixi	1,600	58,968
Mizuho Financial Group	1,000,700	1,689,940
MS&AD Insurance Group Holdings	21,557	641,756
Murata Manufacturing	8,200	1,147,077
Nabtesco	4,700	140,727
Nagoya Railroad	39,000	206,027
NEC	114,800	307,608
NEXON	6,700	114,361
NGK Insulators	11,000	202,231
NGK Spark Plug	7,926	156,903
NH Foods	7,000	167,808
NHK Spring	7,000	66,082
Nidec	10,000	969,772
Nikon	15,260	230,930
Nintendo	4,825	1,170,478
Nippon Building Fund	61	362,382
Nippon Electric Glass	17,085	93,025
Nippon Express	35,000	173,214
Nippon Paint Holdings	6,900	235,549
Nippon Prologis REIT	70	158,396
Nippon Steel & Sumitomo Metal	34,761	688,955
Nippon Telegraph & Telephone	29,100	1,293,087
Nippon Yusen	69,800	143,101
Nissan Motor	105,300	1,072,881
Nisshin Seifun Group	8,138	120,126
Nissin Foods Holdings	2,600	150,739
Nitori Holdings	3,500	419,519
Nitto Denko	7,100	495,991
NOK	3,600	80,912
Nomura Holdings	154,300	774,663
Nomura Real Estate Holdings	5,600	94,891
Nomura Real Estate Master Fund	158	256,127
Nomura Research Institute	5,230	181,781
NSK	17,800	197,910

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Japan - 24.5% (continued)
NTT Data	5,500		284,257
NTT DOCOMO	59,100		1,488,067
NTT Urban Development	5,500		50,558
Obayashi	27,600		266,604
Obic	2,600		135,368
Odakyu Electric Railway	13,000		265,901
Oji Holdings	35,000		148,517
Olympus	12,100		432,679
Omron	8,200		315,114
Ono Pharmaceutical	17,700		450,137
Oracle Japan	1,600		87,270
Oriental Land	9,300		544,237
ORIX	55,300		878,251
Osaka Gas	77,000		320,644
OTSUKA	2,400		114,427
Otsuka Holdings	16,300		714,514
Panasonic	92,395		966,504
Park24	3,800		117,584
Pola Orbis Holdings	1,000		83,341
Rakuten	39,400		455,540
Recruit Holdings	14,500		583,484
Resona Holdings	93,300		414,588
Ricoh	28,600		233,447
Rinnai	1,500		144,465
Rohm	3,800		200,381
Ryohin Keikaku	1,000		213,979
Sankyo	2,200		77,620
Santen Pharmaceutical	16,500		241,356
SBI Holdings	8,830		105,249
Secom	8,800		636,315
Sega Sammy Holdings	7,484		110,686
Seibu Holdings	5,900		102,168
Seiko Epson	12,100		246,108
Sekisui Chemical	17,400		274,597
Sekisui House	26,300		435,491
Seven & i Holdings	31,760		1,327,397
Seven Bank	26,000		80,080
Sharp	66,000	[a]	113,912
Shikoku Electric Power	7,000		65,948

22

Common Stocks - 98.4% (continued)	Shares	Value ($)
Japan - 24.5% (continued)
Shimadzu	9,000	131,220
Shimamura	1,000	128,254
Shimano	3,100	530,905
Shimizu	22,000	195,938
Shin-Etsu Chemical	16,600	1,261,739
Shinsei Bank	78,000	126,442
Shionogi & Co.	12,800	632,005
Shiseido	16,000	413,159
Shizuoka Bank	23,400	197,919
Showa Shell Sekiyu	8,500	79,513
SMC	2,400	697,778
SoftBank Group	40,500	2,549,642
Sohgo Security Services	2,500	114,189
Sompo Holdings	14,670	476,177
Sony	53,080	1,701,172
Sony Financial Holdings	7,000	98,522
Stanley Electric	6,600	182,071
Start Today	7,200	126,602
Sumitomo	50,400	581,280
Sumitomo Chemical	64,000	303,919
Sumitomo Dainippon Pharma	6,900	119,814
Sumitomo Electric Industries	31,200	462,481
Sumitomo Heavy Industries	25,000	132,068
Sumitomo Metal Mining	21,000	272,237
Sumitomo Mitsui Financial Group	56,600	1,971,582
Sumitomo Mitsui Trust Holdings	13,764	465,931
Sumitomo Realty & Development Co.	15,000	395,204
Sumitomo Rubber Industries	7,600	127,403
Sundrug	1,500	118,289
Suntory Beverage & Food	6,000	262,897
Suruga Bank	7,200	176,104
Suzuken	3,212	103,371
Suzuki Motor	14,800	526,404
Sysmex	6,800	472,700
T&D Holdings	24,700	299,358
Taiheiyo Cement	54,000	154,992
Taisei	46,000	345,647
Taisho Pharmaceutical Holdings	1,500	146,610
Taiyo Nippon Sanso	6,000	63,221

23

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Japan - 24.5% (continued)
Takashimaya	12,000		98,064
Takeda Pharmaceutical	29,900		1,340,040
TDK	5,200		359,989
Teijin	8,000		155,087
Terumo	14,500		562,053
THK	5,500		116,430
Tobu Railway	41,000		201,735
Toho	4,700		141,399
Toho Gas	16,000		148,450
Tohoku Electric Power	19,700		241,389
Tokio Marine Holdings	29,100		1,151,291
Tokyo Electric Power	60,672	[a]	236,046
Tokyo Electron	6,500		588,080
Tokyo Gas	87,000		395,055
Tokyo Tatemono	8,500		108,286
Tokyu	45,820		343,858
Tokyu Fudosan Holdings	21,900		123,836
TonenGeneral Sekiyu	13,000		128,426
Toppan Printing	22,000		207,266
Toray Industries	61,000		569,341
Toshiba	173,000	[a]	628,521
TOTO	6,000		240,298
Toyo Seikan Group Holdings	7,100		131,344
Toyo Suisan Kaisha	4,000		162,296
Toyoda Gosei	2,400		54,948
Toyota Industries	6,900		316,807
Toyota Motor	112,757		6,536,186
Toyota Tsusho	9,000		213,092
Trend Micro	4,900		172,881
Tsuruha Holdings	1,500		173,357
Unicharm	16,900		402,638
United Urban Investment	132		222,664
USS	9,800		166,152
West Japan Railway	7,100		438,173
Yahoo! Japan	61,100		234,798
Yakult Honsha	3,700		172,881
Yamada Denki	28,300		146,533
Yamaguchi Financial Group	9,000		99,380
Yamaha	7,200		257,805

24

Common Stocks - 98.4% (continued)	Shares		Value ($)
Japan - 24.5% (continued)
Yamaha Motor	11,200		249,375
Yamato Holdings	15,200		347,135
Yamazaki Baking	6,000		134,795
Yaskawa Electric	11,300		180,701
Yokogawa Electric	9,500		133,799
Yokohama Rubber	4,500		78,268
			126,348,362
Luxembourg - .1%
RTL Group	1,680		132,213
SES	14,758		339,404
			471,617
Macau - .1%
MGM China Holdings	40,000		66,224
Sands China	102,613		446,543
Wynn Macau	69,200		106,179
			618,946
Mexico - .0%
Fresnillo	9,224		185,160
Netherlands - 3.2%
ABN AMRO Group	9,597	[b]	221,502
Aegon	73,580		317,276
AerCap Holdings	7,240	[a]	297,636
Akzo Nobel	10,336		668,076
ASML Holding	15,492		1,641,120
Boskalis Westminster	3,665		118,264
Gemalto	3,592		195,323
Heineken	9,635		793,794
Heineken Holding	4,251		327,172
ING Groep	163,250		2,149,606
Koninklijke Ahold Delhaize	54,643		1,247,380
Koninklijke DSM	7,833		503,713
Koninklijke KPN	144,649		471,763
Koninklijke Philips	39,691		1,196,460
Koninklijke Vopak	2,912		147,062
NN Group	13,689		412,496
NXP Semiconductors	12,368	[a]	1,236,800
OCI	3,786	[a]	52,575
QIAGEN	8,852	[a]	217,668
Randstad Holding	4,812		247,824

25

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Netherlands - 3.2% (continued)
RELX	41,535		701,027
Unilever	68,696		2,879,207
Wolters Kluwer	12,947		501,066
			16,544,810
New Zealand - .2%
Auckland International Airport	42,840		201,883
Contact Energy	31,118		105,699
Fletcher Building	27,941		207,198
Mercury NZ	29,098		63,464
Meridian Energy	52,186		95,908
Ryman Healthcare	16,781		106,561
Spark New Zealand	78,060		204,303
			985,016
Norway - .6%
DNB	40,666		588,160
Gjensidige Forsikring	8,353		149,725
Marine Harvest	15,623	[a]	283,441
Norsk Hydro	57,363		256,533
Orkla	33,180		313,434
Schibsted, Cl. A	3,036		72,792
Schibsted, Cl. B	3,578		80,547
Statoil	47,443		777,476
Telenor	31,196		496,502
Yara International	7,257		256,470
			3,275,080
Portugal - .2%
Banco Espirito Santo	118,053	[a,c]	13
Energias de Portugal	97,563		322,479
Galp Energia	20,343		275,796
Jeronimo Martins	10,446		179,690
			777,978
Singapore - 1.2%
Ascendas Real Estate Investment Trust	97,433		165,978
CapitaLand	107,500		238,760
CapitaLand Commercial Trust	96,000		108,679
CapitaLand Mall Trust	103,800		154,441
City Developments	17,000		103,741
ComfortDelGro	92,700		169,242
DBS Group Holdings	73,588		793,402

26

Common Stocks - 98.4% (continued)	Shares		Value ($)
Singapore - 1.2% (continued)
Genting Singapore	251,927		134,904
Global Logistic Properties	119,943		153,027
Golden Agri-Resources	278,440		77,053
Hutchison Port Holdings Trust	214,800		95,586
Jardine Cycle & Carriage	4,113		124,816
Keppel	61,500		233,402
Oversea-Chinese Banking	131,587		802,054
Sembcorp Industries	43,254		78,658
Sembcorp Marine	38,000		35,371
Singapore Airlines	24,233		176,446
Singapore Exchange	35,000		178,365
Singapore Press Holdings	69,075		184,697
Singapore Technologies Engineering	68,000		152,985
Singapore Telecommunications	339,551		946,960
StarHub	26,918		65,396
Suntec Real Estate Investment Trust	99,000		119,547
United Overseas Bank	55,763		752,725
UOL Group	21,111		86,037
Wilmar International	80,000		190,332
			6,322,604
South Africa - .1%
Mondi	15,942		311,429
Spain - 3.1%
Abertis Infraestructuras	27,231		404,302
ACS Actividades de Construccion y Servicios	8,109		248,624
Aena	2,854	[b]	419,038
Amadeus IT Group	18,368		867,033
Banco Bilbao Vizcaya Argentaria	276,721		1,998,211
Banco de Sabadell	228,322		305,532
Banco Popular Espanol	134,092		147,053
Banco Santander	608,433		2,990,235
Bankia	207,019		182,259
Bankinter	28,650		219,337
CaixaBank	128,110		387,726
Distribuidora Internacional de Alimentacion	28,026		150,044
Enagas	10,045		288,355
Endesa	13,393		284,709
Ferrovial	20,473		398,358
Gas Natural SDG	14,848		292,983

27

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Spain - 3.1% (continued)
Grifols	12,666		250,414
Iberdrola	227,914		1,553,453
Inditex	45,882		1,603,943
Mapfre	47,485		141,108
Red Electrica	17,696		369,189
Repsol	47,633		667,474
Telefonica	188,441		1,915,543
Zardoya Otis	7,181		60,620
			16,145,543
Sweden - 2.7%
Alfa Laval	11,798		169,548
Assa Abloy, Cl. B	42,661		776,028
Atlas Copco, Cl. A	28,577		838,439
Atlas Copco, Cl. B	16,947		443,181
Boliden	11,860		274,829
Electrolux, Ser. B	9,785		231,729
Ericsson, Cl. B	130,657		632,443
Getinge, Cl. B	8,415		137,887
Hennes & Mauritz, Cl. B	39,865		1,121,516
Hexagon, Cl. B	11,240		393,493
Husqvarna, Cl. B	17,528		131,865
ICA Gruppen	3,218		99,937
Industrivarden, Cl. C	7,189		128,305
Investor, Cl. B	19,358		688,192
Kinnevik, Cl. B	10,364		262,079
Lundin Petroleum	7,919	[a]	142,473
Millicom International Cellular, SDR	2,952		129,785
Nordea Bank	127,582		1,341,199
Sandvik	44,278		503,463
Securitas, Cl. B	13,343		206,228
Skandinaviska Enskilda Banken, Cl. A	63,356		639,372
Skanska, Cl. B	14,332		311,325
SKF, Cl. B	17,036		288,770
Svenska Cellulosa, Cl. B	26,111		739,780
Svenska Handelsbanken, Cl. A	63,380		864,514
Swedbank, Cl. A	38,552		903,174
Swedish Match	7,939		276,261
Tele2, Cl. B	14,711		121,585
Telia	111,302		444,856

28

Common Stocks - 98.4% (continued)	Shares		Value ($)
Sweden - 2.7% (continued)
Volvo, Cl. B	65,567		704,151
			13,946,407
Switzerland - 8.9%
ABB	82,812	[a]	1,707,205
Actelion	4,417	[a]	638,301
Adecco Group	7,226		429,741
Aryzta	3,764	[a]	165,387
Baloise Holding	2,135		262,789
Barry Callebaut	92	[a]	114,541
Cie Financiere Richemont	22,266		1,432,197
Coca-Cola HBC	7,609	[a]	164,476
Credit Suisse Group	79,220	[a]	1,106,382
Dufry	1,787	[a]	217,427
EMS-Chemie Holding	349		175,197
Galenica	165		165,409
Geberit	1,607		679,956
Givaudan	385		745,061
Glencore	515,207	[a]	1,576,540
Julius Baer Group	9,762	[a]	395,689
Kuehne + Nagel International	2,300		311,920
LafargeHolcim	19,388	[a]	1,035,477
Lindt & Spruengli	4		248,194
Lindt & Spruengli-PC	44		228,548
Lonza Group	2,296	[a]	433,422
Nestle	134,738		9,769,543
Novartis	94,330		6,710,962
Pargesa Holding-BR	1,256		84,343
Partners Group Holding	711		359,973
Roche Holding	29,678		6,823,046
Schindler Holding	876		162,001
Schindler Holding-PC	1,866		346,781
SGS	228		462,198
Sika-BR	91		437,366
Sonova Holding	2,245		301,058
Swatch Group	2,074		119,571
Swatch Group-BR	1,302		391,699
Swiss Life Holding	1,305	[a]	345,521
Swiss Prime Site	2,854	[a]	236,644
Swiss Re	14,028		1,302,787

29

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Switzerland - 8.9% (continued)
Swisscom	1,125		514,666
Syngenta	3,909		1,562,731
UBS Group	154,033		2,179,235
Zurich Insurance Group	6,330	[a]	1,656,144
			46,000,128
United Arab Emirates - .0%
Mediclinic International	16,555		183,688
United Kingdom - 17.3%
3i Group	42,030		345,196
Aberdeen Asset Management	39,934		156,512
Admiral Group	9,276		217,654
Aggreko	10,853		106,472
Anglo American	60,303	[a]	834,805
Antofagasta	14,500		96,372
ArcelorMittal	75,749	[a]	510,398
Ashtead Group	21,629		338,338
Associated British Foods	14,696		442,864
AstraZeneca	53,594		3,009,697
Auto Trader Group	41,632	[b]	190,939
Aviva	172,847		936,813
Babcock International Group	10,761		130,266
BAE Systems	132,782		881,703
Barclays	710,794		1,655,640
Barratt Developments	42,535		236,210
Berkeley Group Holdings	5,436		156,961
BHP Billiton	88,882		1,343,038
BP	787,166		4,660,427
British American Tobacco	78,696		4,519,055
British Land	43,080		308,735
BT Group	354,889		1,633,074
Bunzl	14,612		393,295
Burberry Group	19,090		344,652
Capita	28,884		207,175
Carnival	7,836		377,514
Centrica	233,188		611,377
Cobham	76,812		134,352
Coca-Cola European Partners	9,162		353,274
Compass Group	70,082		1,270,413
Croda International	5,464		233,945

30

Common Stocks - 98.4% (continued)	Shares		Value ($)
United Kingdom - 17.3% (continued)
Diageo	106,129		2,831,224
Direct Line Insurance Group	58,554		248,051
Dixons Carphone	41,243		158,866
easyJet	7,546		86,545
Experian	40,844		786,394
G4S	69,165		186,248
GKN	73,468		287,041
GlaxoSmithKline	206,660		4,094,043
Hammerson	32,066		216,262
Hargreaves Lansdown	10,863		154,238
Hikma Pharmaceuticals	5,866		125,937
HSBC Holdings	836,798		6,311,398
ICAP	23,517		139,463
IMI	11,426		139,016
Imperial Brands	40,355		1,953,809
Inmarsat	19,415		166,705
InterContinental Hotels Group	8,055		313,035
International Consolidated Airlines Group	34,809		184,868
Intertek Group	6,956		291,015
Intu Properties	43,243		145,821
Investec	26,558		165,136
ITV	153,336		320,001
J Sainsbury	63,395		194,688
Johnson Matthey	8,278		345,512
Kingfisher	96,225		425,539
Land Securities Group	33,468		409,240
Legal & General Group	248,172		636,081
Lloyds Banking Group	2,702,603		1,894,161
London Stock Exchange Group	13,437		462,160
Marks & Spencer Group	68,247		284,436
Meggitt	32,324		172,225
Merlin Entertainments	30,520	[b]	172,139
National Grid	157,754		2,056,427
Next	6,043		356,223
Old Mutual	204,667		504,785
Pearson	35,830		332,210
Persimmon	13,614		282,282
Petrofac	10,050		99,210
Provident Financial	6,253		225,784

31

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
United Kingdom - 17.3% (continued)
Prudential	108,301		1,769,026
Randgold Resources	3,957		350,661
Reckitt Benckiser Group	26,743		2,393,806
RELX	45,764		818,385
Rio Tinto	52,197		1,814,139
Rolls-Royce Holdings	76,812	[a]	683,043
Royal Bank of Scotland Group	153,539	[a]	355,380
Royal Dutch Shell, Cl. A	180,991		4,515,969
Royal Dutch Shell, Cl. B	158,859		4,112,496
Royal Mail	39,615		238,081
RSA Insurance Group	44,836		303,209
Sage Group	46,865		413,874
Schroders	5,838		201,438
Segro	33,856		181,175
Severn Trent	10,089		287,484
Shire	37,865		2,155,133
Sky	42,569		426,216
Smith & Nephew	37,997		550,196
Smiths Group	17,061		296,117
SSE	42,121		820,261
St. James's Place	22,534		260,647
Standard Chartered	137,801	[a]	1,200,756
Standard Life	81,166		335,596
Tate & Lyle	19,675		187,842
Taylor Wimpey	132,556		229,907
Tesco	342,028	[a]	882,292
Travis Perkins	11,023		179,851
Unilever	54,085		2,262,727
United Utilities Group	29,703		341,752
Vodafone Group	1,125,314		3,096,373
Weir Group	9,166		190,727
Whitbread	7,722		341,681
William Hill	35,860		129,835
WM Morrison Supermarkets	97,954		271,565
Wolseley	10,904		567,362
Worldpay Group	78,641	[b]	274,140
WPP	54,298		1,181,677
			89,416,203
Total Common Stocks (cost $458,165,586)			507,552,230

32

Preferred Stocks - .6%	Shares		Value ($)
Germany - .6%
Bayerische Motoren Werke	2,457		186,510
Fuchs Petrolub	2,998		134,029
Henkel & Co.	7,590		974,006
Porsche Automobil Holding	6,453		347,992
Schaeffler	6,779		102,546
Volkswagen	7,781		1,069,412
(cost $2,211,494)			2,814,495
Rights - .0%	Number of Rights		Value ($)
Italy - .0%
EXOR	4,701	[a,c]	193
Spain - .0%
Banco Santander	608,391	[a]	34,061
Ferrovial	20,473	[a]	8,765
			42,826
Sweden - .0%
Tele2, Cl. B	14,711	[a]	4,408
Total Rights (cost $57,520)			47,427
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.30%, 12/15/16 (cost $349,870)	350,000	[d]	349,926

33

STATEMENT OF INVESTMENTS (continued)

Other Investment - .8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,129,950)	4,129,950	[e]	4,129,950
Total Investments (cost $464,914,420)	99.9%		514,894,028
Cash and Receivables (Net)	.1%		754,466
Net Assets	100.0%		515,648,494

ADR—American Depository Receipt
BR—Bearer Certificate
CDI—Chess Depository Interest
PC—Participation Certificate
REIT—Real Estate Investment Trust
RSP—Risparmio (Savings) Shares
SDR—Swedish Depository Receipts

aNon-income producing security.
bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $2,266,119 or .44% of net assets.
cThe valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At October 31, 2016, the value of these securities amounted to $206 or .0% of net assets.
dHeld by or on behalf of a counterparty for open financial futures contracts.
eInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	19.9
Industrials	14.0
Consumer Discretionary	12.4
Consumer Staples	11.7
Health Care	10.7
Materials	7.7
Information Technology	5.5
Energy	4.9
Telecommunication Services	4.7
Real Estate	3.9
Utilities	3.6
Short-Term/Money Market Investment	.9
99.9

† Based on net assets.

See notes to financial statements.

34

STATEMENT OF FINANCIAL FUTURES
October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Financial Futures Long
ASX SPI 200	5	503,012	December 2016	(11,880)
DJ Euro Stoxx 50	68	2,278,984	December 2016	24,477
FTSE 100	18	1,526,604	December 2016	(8,110)
Topix	12	1,596,262	December 2016	40,816
Gross Unrealized Appreciation				65,293
Gross Unrealized Depreciation				(19,990)

See notes to financial statements.

35

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	460,784,470	510,764,078
Affiliated issuers	4,129,950	4,129,950
Cash		399,844
Cash denominated in foreign currency	294,831	294,656
Dividends receivable		2,212,337
Receivable for investment securities sold		1,608,647
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		395,847
Receivable for shares of Common Stock subscribed		28,962
		519,834,321
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		260,959
Payable for shares of Common Stock redeemed		1,858,590
Payable for investment securities purchased		1,641,643
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		409,768
Payable for futures variation margin—Note 4		14,558
Interest payable—Note 2		309
		4,185,827
Net Assets ($)		515,648,494
Composition of Net Assets ($):
Paid-in capital		516,850,162
Accumulated undistributed investment income—net		9,307,727
Accumulated net realized gain (loss) on investments		(60,424,289)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $45,303 net unrealized appreciation on financial futures)		49,914,894
Net Assets ($)		515,648,494

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	514,975,496	672,998
Shares Outstanding	34,302,553	44,808
Net Asset Value Per Share ($)	15.01	15.02

See notes to financial statements.

36

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $1,431,244 foreign taxes withheld at source):
Unaffiliated issuers	16,080,747
Affiliated issuers	10,701
Interest	200,869
Total Income	16,292,317
Expenses:
Management fee—Note 3(a)	1,879,038
Shareholder servicing costs—Note 3(b)	1,342,121
Directors’ fees—Note 3(a,c)	40,676
Loan commitment fees—Note 2	8,511
Interest expense—Note 2	1,250
Total Expenses	3,271,596
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(40,676)
Net Expenses	3,230,920
Investment Income—Net	13,061,397
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(13,616,679)
Net realized gain (loss) on financial futures	145,135
Net realized gain (loss) on forward foreign currency exchange contracts	(264,419)
Net Realized Gain (Loss)	(13,735,963)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(17,957,251)
Net unrealized appreciation (depreciation) on financial futures	(69,957)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	124,529
Net Unrealized Appreciation (Depreciation)	(17,902,679)
Net Realized and Unrealized Gain (Loss) on Investments	(31,638,642)
Net (Decrease) in Net Assets Resulting from Operations	(18,577,245)

See notes to financial statements.

37

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	[a]	2015
Operations ($):
Investment income—net	13,061,397		12,436,904
Net realized gain (loss) on investments	(13,735,963)		(10,619,566)
Net unrealized appreciation (depreciation) on investments	(17,902,679)		(7,724,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,577,245)		(5,907,503)
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(11,600,695)		(14,805,957)
Total Dividends	(11,600,695)		(14,805,957)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	178,446,277		249,531,941
Class I	676,220		-
Dividends reinvested:
Investor Shares	10,763,989		13,678,033
Cost of shares redeemed:
Investor Shares	(219,365,806)		(234,901,772)
Class I	(100)		-
Increase (Decrease) in Net Assets from Capital Stock Transactions	(29,479,420)		28,308,202
Total Increase (Decrease) in Net Assets	(59,657,360)		7,594,742
Net Assets ($):
Beginning of Period	575,305,854		567,711,112
End of Period	515,648,494		575,305,854
Undistributed investment income—net	9,307,727		8,282,329
Capital Share Transactions (Shares):
Investor Shares
Shares sold	12,115,683		15,560,352
Shares issued for dividends reinvested	709,558		872,323
Shares redeemed	(14,802,879)		(14,466,003)
Net Increase (Decrease) in Shares Outstanding	(1,977,638)		1,966,672
Class I
Shares sold	44,814		-
Shares redeemed	(6)		-
Net Increase (Decrease) in Shares Outstanding	44,808		-

[a]		On August 31, 2016, the fund redesignated existing shares as Investor shares and commenced offering Class I shares.
See notes to financial statements.

38

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2016[a]	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.86	16.54	17.12	13.96	13.79
Investment Operations:
Investment income—net[b]	.36	.35	.47	.35	.37
Net realized and unrealized gain (loss) on investments	(.89)	(.60)	(.49)	3.20	.24
Total from Investment Operations	(.53)	(.25)	(.02)	3.55	.61
Distributions:
Dividends from investment income—net	(.32)	(.43)	(.37)	(.39)	(.44)
Dividends from net realized gain on investments	-	-	(.19)	-	-
Total Distributions	(.32)	(.43)	(.56)	(.39)	(.44)
Net asset value, end of period	15.01	15.86	16.54	17.12	13.96
Total Return (%)	(3.37)	(1.46)	(.13)	26.01	4.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.43	2.14	2.76	2.25	2.75
Portfolio Turnover Rate	5.53	8.44	10.26	23.12	11.11
Net Assets, end of period ($ x 1,000)	514,975	575,306	567,711	572,605	455,018

a On August 31, 2016, the fund redesignated existing shares as Investor shares.
b Based on average shares outstanding.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

Period Ended
Class I Shares	October 31, 2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.15
Investment Operations:
Investment income—net[b]	.02
Net realized and unrealized gain (loss) on investments	(.15)
Total from Investment Operations	(.13)
Net asset value, end of period	15.02
Total Return (%)	(.86)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.40[d]
Ratio of net expenses to average net assets	.39[d]
Ratio of net investment income to average net assets	1.95[d]
Portfolio Turnover Rate	5.53
Net Assets, end of period ($ x 1,000)	673

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

40

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On August 31, 2016, the fund implemented a multiple class structure in which the fund commenced offering Class I shares. The existing fund shares were redesignated as Investor shares, authorized shares increased from 200 million to 300 million and 100 million Class I shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

41

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

42

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

43

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	507,552,217	-	13	507,552,230
Equity Securities - Foreign Preferred Stocks†	2,814,495	-	-	2,814,495
Mutual Funds	4,129,950	-	-	4,129,950
U.S. Treasury	-	349,926	-	349,926
Rights†	47,234	193††	-	47,427
Other Financial Instruments:
Financial Futures†††	65,293	-	-	65,293
Forward Foreign Currency Exchange Contracts†††	-	395,847	-	395,847
Liabilities ($)
Other Financial Instruments:
Financial Futures†††	(19,990)	-	-	(19,990)
Forward Foreign Currency Exchange Contracts†††	-	(409,768)	-	(409,768)

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2015, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

44

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Foreign Common Stock ($)
Balance as of 10/31/2015	13
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2016	13
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2016	-

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

45

NOTES TO FINANCIAL STATEMENTS (continued)

in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	4,211,240	83,024,077	83,105,367	4,129,950.8

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

46

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,608,102, accumulated capital losses $26,857,026 and unrealized appreciation $13,047,256.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $355,932 of short-term capital losses and $26,501,094 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $11,600,695 and $14,805,957, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $435,304 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

47

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016 was approximately $87,200 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2016, fees reimbursed by Dreyfus amounted to $40,676.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, the fund was charged $1,342,121 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $154,481 and Shareholder Services Plan fees $110,299, which are offset against an expense reimbursement currently in effect in the amount of $3,821.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

48

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended October 31, 2016, amounted to $29,484,716 and $54,495,558, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016, are set forth in the Statement of Financial Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When

49

NOTES TO FINANCIAL STATEMENTS (continued)

executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Australian Dollar,
Expiring
12/21/2016	837,827	635,270	636,502	1,232
British Pound,
Expiring
12/21/2016	1,087,712	1,356,035	1,333,069	(22,966)
Euro,
Expiring
12/21/2016	2,219,640	2,471,542	2,442,511	(29,031)
Japanese Yen,
Expiring
12/21/2016	190,077,224	1,835,982	1,816,530	(19,452)
Bank of Montreal
Australian Dollar,
Expiring
12/21/2016	349,422	266,033	265,458	(575)

50

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Bank of Montreal (continued)
British Pound,
Expiring
12/21/2016	697,338	905,476	854,638	(50,838)
Euro,
Expiring
12/21/2016	833,350	940,473	917,025	(23,448)
BNP Paribas
British Pound,
Expiring
12/21/2016	162,143	211,212	198,718	(12,494)
Euro,
Expiring
12/21/2016	204,139	228,942	224,636	(4,306)
Japanese Yen,
Expiring
12/21/2016	17,898,504	178,569	171,052	(7,517)
Citigroup
Australian Dollar,
Expiring
12/21/2016	645,795	485,362	490,614	5,252
British Pound,
Expiring
12/21/2016	644,269	822,717	789,598	(33,119)
Euro,
Expiring
12/21/2016	2,442,960	2,726,195	2,688,254	(37,941)
Japanese Yen,
Expiring
12/21/2016	354,754,675	3,469,084	3,390,320	(78,764)
Credit Suisse International
Euro,
Expiring
12/21/2016	841,794	928,507	926,317	(2,190)
Goldman Sachs International
Australian Dollar,
Expiring
12/21/2016	51,830	39,600	39,376	(224)
British Pound,
Expiring
12/21/2016	246,175	321,682	301,705	(19,977)
Euro,
Expiring
12/21/2016	196,917	221,299	216,689	(4,610)

51

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Goldman Sachs International (continued)
Japanese Yen,
Expiring
12/21/2016	7,999,980	80,026	76,454	(3,572)
HSBC
British Pound,
Expiring
12/21/2016	69,000	84,864	84,564	(300)
Royal Bank of Canada
British Pound,
Expiring
12/21/2016	1,131,484	1,436,598	1,386,715	(49,883)
Euro,
Expiring
12/21/2016	150,200	167,916	165,281	(2,635)
Japanese Yen,
Expiring
12/21/2016	7,173,552	70,796	68,556	(2,240)
UBS
Australian Dollar,
Expiring
12/21/2016	466,412	352,379	354,336	1,957
Euro,
Expiring
12/21/2016	119,800	131,794	131,829	35
Sales:
Bank of America
Australian Dollar,
Expiring
12/21/2016	409,800	313,076	311,327	1,749
British Pound,
Expiring
12/21/2016	353,000	448,625	432,627	15,998
Euro,
Expiring
12/21/2016	962,600	1,081,177	1,059,253	21,924
Israeli Shekel,
Expiring
11/2/2016	5,200,000	1,353,826	1,355,473	(1,647)
Bank of Montreal
British Pound,
Expiring
12/21/2016	1,085,200	1,406,703	1,329,990	76,713

52

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Bank of Montreal (continued)
Japanese Yen,
Expiring
12/21/2016	26,220,000	257,295	250,579	6,716
BNP Paribas
Euro,
Expiring
11/2/2016	133,706	146,798	146,776	22
12/21/2016	211,900	238,961	233,177	5,784
Japanese Yen,
Expiring
12/21/2016	57,426,817	558,016	548,817	9,199
Citigroup
Australian Dollar,
Expiring
12/21/2016	263,800	199,158	200,410	(1,252)
Euro,
Expiring
12/21/2016	646,646	718,999	711,575	7,424
Japanese Yen,
Expiring
12/21/2016	54,420,000	525,602	520,081	5,521
Credit Suisse International
Australian Dollar,
Expiring
12/21/2016	555,435	423,988	421,967	2,021
British Pound,
Expiring
12/21/2016	206,300	268,361	252,835	15,526
Japanese Yen,
Expiring
12/21/2016	107,640,000	1,065,149	1,028,694	36,455
Goldman Sachs International
Australian Dollar,
Expiring
12/21/2016	136,300	103,613	103,548	65
British Pound,
Expiring
12/21/2016	227,109	281,663	278,338	3,325
Euro,
Expiring
12/21/2016	119,600	133,764	131,609	2,155

53

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Goldman Sachs International (continued)
Israeli Shekel,
Expiring
11/2/2016	1,033,549	269,407	269,413	(6)
HSBC
Australian Dollar,
Expiring
12/21/2016	150,032	113,199	113,980	(781)
Royal Bank of Canada
Australian Dollar,
Expiring
12/21/2016	407,100	309,696	309,276	420
British Pound,
Expiring
12/21/2016	1,033,400	1,313,955	1,266,506	47,449
Euro,
Expiring
12/21/2016	1,946,000	2,174,759	2,141,395	33,364
Japanese Yen,
Expiring
12/21/2016	147,535,000	1,442,170	1,409,963	32,207
UBS
British Pound,
Expiring
12/21/2016	273,500	347,369	335,194	12,175
Euro,
Expiring
12/21/2016	1,561,800	1,749,228	1,718,618	30,610
Japanese Yen,
Expiring
12/21/2016	64,875,000	640,547	619,998	20,549
Gross Unrealized Appreciation				395,847
Gross Unrealized Depreciation				(409,768)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

54

Fair value of derivative instruments as of October 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	65,293	[1]	Equity risk	(19,990)	[1]
Foreign exchange risk	395,847	[2]	Foreign exchange risk	(409,768)	[2]
Gross fair value of derivative contracts	461,140			(429,758)

Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of
Assets and Liabilities.

[2]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Forward Contracts	[2]	Total
Equity	145,135		-		145,135
Foreign exchange	-		(264,419)		(264,419)
Total	145,135		(264,419)		(119,284)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[3]	Forward Contracts	[4]	Total
Equity	(69,957)		-		(69,957)
Foreign exchange	-		124,529		124,529
Total	(69,957)		124,529		54,572

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net unrealized appreciation (depreciation) on financial futures.
[4]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

55

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	65,293	(19,990)
Forward contracts	395,847	(409,768)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	461,140	(429,758)
Derivatives not subject to
Master Agreements	(119,295)	22,180
Total gross amount of assets
and liabilities subject to
Master Agreements	341,845	(407,578)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	40,903		(40,903)	-	-
Bank of Montreal	83,429		(74,861)	-	8,568
BNP Paribas	15,005		(15,005)	-	-
Citigroup	18,197		(18,197)	-	-
Goldman Sachs International	5,545		(5,545)	-	-
Royal Bank of Canada	113,440		(54,758)	-	58,682
UBS	65,326		-	-	65,326
Total	341,845		(209,269)	-	132,576

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(73,096)		40,903	-	(32,193)
Bank of Montreal	(74,861)		74,861	-	-
BNP Paribas	(24,317)		15,005	-	(9,312)
Citigroup	(151,076)		18,197	-	(132,879)
Goldman Sachs International	(28,389)		5,545	-	(22,844)
HSBC	(1,081)		-	-	(1,081)
Royal Bank of Canada	(54,758)		54,758	-	-
Total	(407,578)		209,269	-	(198,309)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

56

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	7,417,773
Forward contracts	5,704,171

At October 31, 2016, the cost of investments for federal income tax purposes was $501,779,843; accordingly, accumulated net unrealized appreciation on investments was $13,114,185, consisting of $112,813,373 gross unrealized appreciation and $99,699,188 gross unrealized depreciation.

57

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus International Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus International Stock Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Stock Index Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

58

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2016:

- the total amount of taxes paid to foreign countries was $1,397,295.

- the total amount of income sourced from foreign countries was $17,511,991.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. For the fiscal year ended October 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $11,600,695 represents the maximum amount that may be considered qualified dividend income.

59

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

60

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

61

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

62

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

63

NOTES

64

NOTES

65

For More Information

Dreyfus International Stock Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0079AR1016

Dreyfus S&P 500 Index Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus S&P 500 Index Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus S&P 500 Index Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015 through October 31, 2016, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus S&P 500 Index Fund produced a total return of 3.95%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 4.49% for the same period.2,3

U.S. stocks achieved moderately positive returns, on average, as a rally over the spring and summer sent the S&P 500 Index and other broad measures of stock market performance to record highs before gains moderated in advance of U.S. elections. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 11 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 500 Index.

Stocks Advanced Despite Macroeconomic Headwinds

Stocks proved volatile over the final months of 2015 when global investors grew more averse to risks in light of sluggish growth in Europe, Japan, and other international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, large-cap stocks fell sharply during the month.

The market began to reverse direction in mid-February when investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, U.S. monetary policymakers refrained from implementing additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling the S&P 500 Index to reach record highs in July and August. However, U.S. stocks gave up a portion of their previous gains in October amid growing uncertainty regarding the outcome of the U.S. election.

Income-Oriented Stocks Fueled Market’s Advance

The S&P 500 Index’s advance was led over the reporting period by the information technology sector, where a number of companies were rewarded for growth and

3

DISCUSSION OF FUND PERFORMANCE (continued)

shareholder-friendly structural developments. Innovations in cloud computing, artificial intelligence, data analytics, robotics, and other productivity-enhancing technologies helped drive earnings growth for a number of companies. In addition, an early decline in technology stock prices sparked a flurry of mergers-and-acquisitions activity in the sector, helping to boost the stock prices of larger companies making accretive acquisitions. Furthermore, some of the largest technology firms offered competitive dividend yields, which attracted income-oriented investors in the low interest-rate environment.

The consumer staples sector also benefited from the attractiveness of high dividend yields to investors seeking higher levels of current income. Moreover, improving employment trends and recent wage growth have boosted consumer spending on food, beverages, and other necessities. In the utilities sector, high dividend yields and greater demand for electricity in the recovering economy supported stock prices.

On the other hand, the health care sector generally lost value over the reporting period in response to concerns about potential regulatory action to rein in drug prices. Biotechnology and pharmaceutical developers were further undermined by a change in tax regulations that derailed some high-profile mergers. Meanwhile, health insurers struggled with losses incurred by individual policies under the Affordable Care Act. In the consumer discretionary sector, specialty retailers reported disappointing sales volumes, media companies earned lower-than-expected advertising revenues, and housing-related companies were hurt by slowing residential construction trends.

Replicating the Performance of the S&P 500 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track, commodity prices have stabilized, and aggressively accommodative monetary policies remain at work in international markets. However, the recent U.S. elections have injected a degree of uncertainty into the future of U.S. fiscal and monetary policies. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus S&P 500 Index Fund and the Standard & Poor’s 500® Composite Stock Price Index

Average Annual Total Returns as of 10/31/16
	1 Year	5 Years	10 Years
Fund	3.95%	13.01%	6.21%
Standard & Poor’s 500® Composite Stock Price Index	4.49%	13.55%	6.69%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus S&P 500 Index Fund on 10/31/06 to a $10,000 investment made in the Standard & Poor’s 500® Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P 500 Index Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

Expenses paid per $1,000†	$2.56
Ending value (after expenses)	$1,037.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

Expenses paid per $1,000†	$2.54
Ending value (after expenses)	$1,022.62

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2016

Common Stocks - 98.7%	Shares		Value ($)
Automobiles & Components - .9%
Adient	101		4,587
BorgWarner	26,087		934,958
Delphi Automotive	36,132		2,351,109
Ford Motor	516,181		6,059,965
General Motors	187,950		5,939,220
Goodyear Tire & Rubber	34,824		1,010,941
Harley-Davidson	23,371	[a]	1,332,614
Johnson Controls International	126,598		5,104,431
			22,737,825
Banks - 5.7%
Bank of America	1,356,153		22,376,524
BB&T	107,348		4,208,042
Citigroup	385,979		18,970,868
Citizens Financial Group	70,731		1,863,055
Comerica	22,267		1,159,888
Fifth Third Bancorp	104,568		2,275,400
Huntington Bancshares	146,996		1,558,158
JPMorgan Chase & Co.	480,346		33,268,764
KeyCorp	146,643		2,070,599
M&T Bank	20,513		2,517,560
People's United Financial	38,689	[a]	628,309
PNC Financial Services Group	65,585		6,269,926
Regions Financial	171,527		1,837,054
SunTrust Banks	66,543		3,009,740
U.S. Bancorp	215,164		9,630,741
Wells Fargo & Co.	603,751		27,778,584
Zions Bancorporation	25,706		827,990
			140,251,202
Capital Goods - 6.9%
3M	80,247		13,264,829
Acuity Brands	5,905	[a]	1,320,181
Allegion	13,327		850,796
AMETEK	30,070		1,326,087
Boeing	77,616		11,054,847
Caterpillar	78,017		6,511,299
Cummins	20,553		2,627,084
Deere & Co.	38,431	[a]	3,393,457

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Capital Goods - 6.9% (continued)
Dover	20,363		1,362,081
Eaton	59,901		3,819,887
Emerson Electric	86,796		4,398,821
Fastenal	38,570		1,503,459
Flowserve	17,365		735,408
Fluor	18,027		937,224
Fortive	40,314		2,058,030
Fortune Brands Home & Security	20,826		1,137,724
General Dynamics	38,303		5,773,794
General Electric	1,191,889		34,683,970
Honeywell International	101,837		11,169,482
Illinois Tool Works	42,602		4,838,309
Ingersoll-Rand	34,500		2,321,505
Jacobs Engineering Group	16,280	[b]	839,722
L-3 Communications Holdings	10,530		1,441,978
Lockheed Martin	33,747		8,314,586
Masco	45,210		1,396,085
Northrop Grumman	23,818		5,454,322
PACCAR	45,960		2,524,123
Parker-Hannifin	17,495		2,147,511
Pentair	22,798	[a]	1,256,854
Quanta Services	21,732	[b]	624,795
Raytheon	39,371		5,378,472
Rockwell Automation	16,877		2,020,514
Rockwell Collins	17,304		1,459,073
Roper Technologies	13,472		2,334,832
Snap-on	7,772		1,197,665
Stanley Black & Decker	20,121		2,290,575
Textron	35,342		1,416,507
TransDigm Group	6,843		1,864,444
United Rentals	11,118	[b]	841,188
United Technologies	104,144		10,643,517
W.W. Grainger	7,594	[a]	1,580,463
Xylem	22,834		1,103,567
			171,219,067
Commercial & Professional Services - .6%
Cintas	11,006		1,174,010
Dun & Bradstreet	4,383		547,218
Equifax	15,969		1,979,677

8

Common Stocks - 98.7% (continued)	Shares		Value ($)
Commercial & Professional Services - .6% (continued)
Nielsen Holdings	43,954		1,978,809
Pitney Bowes	23,064		411,462
Republic Services	30,647		1,612,952
Robert Half International	17,291		647,029
Stericycle	11,123	[a,b]	890,841
Verisk Analytics	20,644	[b]	1,683,518
Waste Management	54,102		3,552,337
			14,477,853
Consumer Durables & Apparel - 1.3%
Coach	37,142		1,333,026
D.R. Horton	45,897		1,323,211
Garmin	14,798	[a]	715,631
Hanesbrands	49,436		1,270,505
Harman International Industries	9,217		734,687
Hasbro	14,605		1,218,203
Leggett & Platt	18,449		846,440
Lennar, Cl. A	24,632	[a]	1,026,908
Mattel	44,870		1,414,751
Michael Kors Holdings	22,007	[b]	1,117,515
Mohawk Industries	8,493	[b]	1,565,260
Newell Brands	63,412		3,045,044
NIKE, Cl. B	180,377		9,051,318
PulteGroup	39,868		741,545
PVH	10,679		1,142,439
Ralph Lauren	7,897		774,696
Under Armour, Cl. A	23,885	[a,b]	742,824
Under Armour, Cl. C	24,055	[b]	622,062
VF	44,778		2,427,415
Whirlpool	9,925		1,486,964
			32,600,444
Consumer Services - 1.6%
Carnival	57,426		2,819,617
Chipotle Mexican Grill	3,964	[a,b]	1,430,053
Darden Restaurants	17,079		1,106,548
H&R Block	27,342		628,046
Marriott International, Cl. A	43,428		2,983,504
McDonald's	113,273		12,751,142
Royal Caribbean Cruises	22,182		1,705,130
Starbucks	196,233		10,414,085

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Consumer Services - 1.6% (continued)
Wyndham Worldwide	15,211		1,001,492
Wynn Resorts	10,333	[a]	976,985
Yum! Brands	46,518		4,013,573
			39,830,175
Diversified Financials - 4.8%
Affiliated Managers Group	7,258	[b]	962,846
American Express	103,637		6,883,570
Ameriprise Financial	21,333		1,885,624
Bank of New York Mellon	142,468		6,164,590
Berkshire Hathaway, Cl. B	252,540	[b]	36,441,522
BlackRock	16,285		5,557,093
Capital One Financial	67,467		4,995,257
Charles Schwab	158,965		5,039,191
CME Group	44,726		4,477,073
Discover Financial Services	53,600		3,019,288
E*TRADE Financial	37,728	[b]	1,062,420
Franklin Resources	48,161		1,621,099
Goldman Sachs Group	50,408		8,984,722
Intercontinental Exchange	15,929		4,307,042
Invesco	53,221		1,494,978
Legg Mason	11,401		327,437
Leucadia National	44,322		827,492
Moody's	22,158		2,227,322
Morgan Stanley	196,531		6,597,546
Nasdaq	15,086		965,051
Navient	43,696		558,435
Northern Trust	29,111		2,108,219
S&P Global	34,823		4,243,183
State Street	48,739		3,421,965
Synchrony Financial	105,153		3,006,324
T. Rowe Price Group	33,796		2,163,282
			119,342,571
Energy - 7.1%
Anadarko Petroleum	73,482		4,367,770
Apache	51,232		3,047,279
Baker Hughes	56,153		3,110,876
Cabot Oil & Gas	61,673		1,287,732
Chesapeake Energy	87,841	[a,b]	484,004
Chevron	250,803		26,271,614

10

Common Stocks - 98.7% (continued)	Shares		Value ($)
Energy - 7.1% (continued)
Cimarex Energy	12,881		1,663,324
Concho Resources	19,241	[b]	2,442,453
ConocoPhillips	163,971		7,124,540
Devon Energy	71,077		2,693,108
EOG Resources	73,535		6,649,035
EQT	23,355		1,541,430
Exxon Mobil	551,696		45,967,311
FMC Technologies	28,638	[b]	924,148
Halliburton	113,726		5,231,396
Helmerich & Payne	15,256	[a]	962,806
Hess	35,688		1,711,953
Kinder Morgan	253,821		5,185,563
Marathon Oil	113,531		1,496,339
Marathon Petroleum	70,186		3,059,408
Murphy Oil	21,271	[a]	550,281
National Oilwell Varco	49,708	[a]	1,595,627
Newfield Exploration	26,682	[b]	1,083,022
Noble Energy	56,438		1,945,418
Occidental Petroleum	102,052		7,440,611
ONEOK	27,206		1,317,587
Phillips 66	59,236		4,807,001
Pioneer Natural Resources	22,362		4,003,245
Range Resources	23,351		789,030
Schlumberger	184,651		14,445,248
Southwestern Energy	66,451	[b]	690,426
Spectra Energy	92,380		3,862,408
Tesoro	15,283		1,298,597
Transocean	47,971	[a,b]	461,001
Valero Energy	60,630		3,591,721
Williams Cos.	92,713		2,707,220
			175,810,532
Food & Staples Retailing - 2.1%
Costco Wholesale	58,577		8,661,781
CVS Health	141,516		11,901,496
Kroger	126,275		3,912,000
Sysco	67,882		3,266,482
Walgreens Boots Alliance	114,353		9,460,424
Wal-Mart Stores	201,246		14,091,245

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Food & Staples Retailing - 2.1% (continued)
Whole Foods Market	43,896	[a]	1,241,818
			52,535,246
Food, Beverage & Tobacco - 5.7%
Altria Group	259,519		17,159,396
Archer-Daniels-Midland	77,301		3,368,005
Brown-Forman, Cl. B	25,110		1,159,329
Campbell Soup	26,345		1,431,587
Coca-Cola	516,270		21,889,848
ConAgra Foods	55,183		2,658,717
Constellation Brands, Cl. A	23,715		3,963,251
Dr. Pepper Snapple Group	25,305		2,221,526
General Mills	80,111		4,965,280
Hershey	19,069		1,953,810
Hormel Foods	36,436		1,402,786
J.M. Smucker	15,947		2,094,001
Kellogg	34,162		2,566,591
Kraft Heinz	78,871		7,015,575
McCormick & Co.	15,502		1,486,177
Mead Johnson Nutrition	25,195		1,883,830
Molson Coors Brewing, Cl. B	24,325		2,525,178
Mondelez International, Cl. A	208,015		9,348,194
Monster Beverage	17,712	[b]	2,556,550
PepsiCo	191,257		20,502,750
Philip Morris International	206,153		19,881,395
Reynolds American	110,878		6,107,160
Tyson Foods, Cl. A	39,053		2,766,905
			140,907,841
Health Care Equipment & Services - 5.2%
Abbott Laboratories	196,520		7,711,445
Aetna	47,149		5,061,445
AmerisourceBergen	23,565		1,657,091
Anthem	34,712		4,230,004
Baxter International	65,009		3,093,778
Becton Dickinson & Co.	28,119		4,721,461
Boston Scientific	181,798	[b]	3,999,556
C.R. Bard	9,714		2,104,830
Cardinal Health	42,341		2,908,403
Centene	22,929	[b]	1,432,604
Cerner	40,244	[b]	2,357,494

12

Common Stocks - 98.7% (continued)	Shares		Value ($)
Health Care Equipment & Services - 5.2% (continued)
Cigna	34,201		4,064,105
Cooper	5,940		1,045,678
Danaher	81,137		6,373,311
DaVita	22,452	[b]	1,316,136
DENTSPLY SIRONA	30,726		1,768,896
Edwards Lifesciences	27,999	[b]	2,666,065
Express Scripts Holding	84,122	[b]	5,669,823
HCA Holdings	39,204	[b]	3,000,282
Henry Schein	10,634	[b]	1,586,593
Hologic	37,534	[b]	1,351,599
Humana	19,614		3,364,389
Intuitive Surgical	5,149	[b]	3,460,540
Laboratory Corporation of America Holdings	13,387	[b]	1,677,927
McKesson	29,803		3,790,048
Medtronic	183,535		15,053,541
Patterson	10,363		442,604
Quest Diagnostics	18,273		1,488,153
St. Jude Medical	37,728		2,936,748
Stryker	41,011		4,730,619
UnitedHealth Group	126,522		17,881,354
Universal Health Services, Cl. B	12,328		1,488,113
Varian Medical Systems	12,798	[a,b]	1,161,163
Zimmer Biomet Holdings	26,309		2,772,969
			128,368,767
Household & Personal Products - 2.1%
Church & Dwight	35,224		1,699,910
Clorox	17,720		2,126,754
Colgate-Palmolive	119,204		8,506,397
Coty, Cl. A	62,815	[b]	1,444,117
Estee Lauder, Cl. A	28,943		2,521,804
Kimberly-Clark	47,559		5,441,225
Procter & Gamble	354,863		30,802,108
			52,542,315
Insurance - 2.7%
Aflac	54,520		3,754,792
Allstate	48,859		3,317,526
American International Group	135,953		8,388,300
Aon	35,912		3,980,127
Arthur J. Gallagher & Co.	23,931		1,154,192

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Insurance - 2.7% (continued)
Assurant	8,611		693,358
Chubb	61,597		7,822,819
Cincinnati Financial	19,759		1,398,542
Hartford Financial Services Group	51,038		2,251,286
Lincoln National	30,094		1,477,314
Loews	36,177		1,556,696
Marsh & McLennan Cos.	69,070		4,378,347
MetLife	145,377		6,826,904
Principal Financial Group	35,770		1,953,042
Progressive	77,893		2,454,408
Prudential Financial	58,246		4,938,678
Torchmark	14,435		915,323
Travelers	38,406		4,154,761
Unum Group	32,266		1,142,216
Willis Towers Watson	17,706		2,229,185
XL Group	37,702		1,308,259
			66,096,075
Materials - 2.9%
Air Products & Chemicals	28,560		3,810,475
Albemarle	15,205		1,270,378
Alcoa	58,153		1,670,154
Avery Dennison	12,202		851,578
Ball	23,637		1,821,704
CF Industries Holdings	32,007		768,488
Dow Chemical	150,613		8,104,486
E.I. du Pont de Nemours & Co.	115,802		7,966,020
Eastman Chemical	20,515		1,475,234
Ecolab	35,406		4,042,303
FMC	19,053		893,395
Freeport-McMoRan	158,840	[a,b]	1,775,831
International Flavors & Fragrances	10,920		1,428,118
International Paper	53,879		2,426,171
LyondellBasell Industries, Cl. A	45,332		3,606,161
Martin Marietta Materials	8,337		1,545,513
Monsanto	58,409		5,885,875
Mosaic	47,541		1,118,640
Newmont Mining	71,302		2,641,026
Nucor	41,863		2,045,008
Owens-Illinois	23,518	[b]	453,897

14

Common Stocks - 98.7% (continued)	Shares		Value ($)
Materials - 2.9% (continued)
PPG Industries	35,420		3,298,665
Praxair	38,071		4,456,591
Sealed Air	27,144		1,238,581
Sherwin-Williams	10,892		2,667,015
Vulcan Materials	17,334		1,962,209
WestRock	33,068		1,527,411
			70,750,927
Media - 2.9%
CBS, Cl. B	53,981		3,056,404
Charter Communications, Cl. A	28,709	[b]	7,174,092
Comcast, Cl. A	319,279		19,737,828
Discovery Communications, Cl. A	21,415	[a,b]	559,146
Discovery Communications, Cl. C	30,873	[b]	775,221
Interpublic Group of Companies	53,364		1,194,820
News Corp., Cl. A	51,064		618,896
News Corp., Cl. B	13,849		171,728
Omnicom Group	32,078		2,560,466
Scripps Networks Interactive, Cl. A	12,181		783,969
TEGNA	26,613		522,147
Time Warner	103,977		9,252,913
Twenty-First Century Fox, Cl. A	139,958		3,676,697
Twenty-First Century Fox, Cl. B	65,863		1,738,125
Viacom, Cl. B	47,684		1,791,011
Walt Disney	196,433		18,207,375
			71,820,838
Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
AbbVie	216,199		12,059,580
Agilent Technologies	43,659		1,902,223
Alexion Pharmaceuticals	30,192	[b]	3,940,056
Allergan	52,546	[b]	10,978,961
Amgen	99,402		14,031,586
Biogen	29,305	[b]	8,210,675
Bristol-Myers Squibb	221,724		11,287,969
Celgene	103,726	[b]	10,598,723
Eli Lilly & Co.	129,968		9,596,837
Endo International	27,260	[b]	511,125
Gilead Sciences	175,196		12,899,681
Illumina	19,827	[b]	2,699,248
Johnson & Johnson	363,961		42,215,836

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 8.6% (continued)
Mallinckrodt	13,999	[b]	829,581
Merck & Co.	367,550		21,582,536
Mettler-Toledo International	3,623	[b]	1,463,982
Mylan	62,342	[b]	2,275,483
PerkinElmer	15,400		783,706
Perrigo	18,634		1,550,162
Pfizer	806,469		25,573,132
Regeneron Pharmaceuticals	9,947	[b]	3,431,914
Thermo Fisher Scientific	52,710		7,749,951
Vertex Pharmaceuticals	32,898	[b]	2,495,642
Waters	11,012	[b]	1,532,210
Zoetis	67,055		3,205,229
			213,406,028
Real Estate - 2.9%
American Tower	56,293	[c]	6,596,977
Apartment Investment & Management, Cl. A	19,575	[c]	862,670
AvalonBay Communities	18,298	[c]	3,132,252
Boston Properties	20,729	[c]	2,497,430
CBRE Group, Cl. A	38,596	[b,c]	994,233
Crown Castle International	44,509	[c]	4,049,874
Digital Realty Trust	19,736	[a,c]	1,843,934
Equinix	9,350	[c]	3,340,568
Equity Residential	48,360	[c]	2,986,230
Essex Property Trust	8,795	[c]	1,882,922
Extra Space Storage	16,546	[c]	1,210,340
Federal Realty Investment Trust	9,307	[c]	1,351,656
General Growth Properties	78,055	[c]	1,947,472
HCP	63,459	[a,c]	2,173,471
Host Hotels & Resorts	102,555	[c]	1,587,551
Iron Mountain	32,517	[c]	1,096,798
Kimco Realty	56,762	[c]	1,510,437
Macerich	16,532	[c]	1,170,135
Prologis	71,108	[c]	3,708,993
Public Storage	19,674	[c]	4,204,727
Realty Income	34,855	[c]	2,064,810
Simon Property Group	42,019	[c]	7,813,853
SL Green Realty	13,295	[c]	1,305,835
UDR	35,086	[c]	1,226,957
Ventas	46,210	[c]	3,130,728

16

Common Stocks - 98.7% (continued)	Shares		Value ($)
Real Estate - 2.9% (continued)
Vornado Realty Trust	22,745	[c]	2,110,281
Welltower	48,325	[c]	3,311,712
Weyerhaeuser	101,382	[c]	3,034,363
			72,147,209
Retailing - 5.5%
Advance Auto Parts	9,916		1,389,033
Amazon.com	52,346	[b]	41,343,918
AutoNation	9,622	[b]	422,117
AutoZone	3,881	[b]	2,880,323
Bed Bath & Beyond	20,984		848,173
Best Buy	38,081	[a]	1,481,732
CarMax	26,460	[a,b]	1,321,412
Dollar General	33,917		2,343,326
Dollar Tree	31,384	[b]	2,371,061
Expedia	16,347		2,112,523
Foot Locker	18,522	[a]	1,236,714
Gap	31,926	[a]	880,838
Genuine Parts	19,661		1,781,090
Home Depot	164,208		20,035,018
Kohl's	24,639	[a]	1,077,956
L Brands	32,782		2,366,533
LKQ	41,305	[b]	1,333,325
Lowe's	116,933		7,793,584
Macy's	41,922		1,529,734
Netflix	56,662	[b]	7,075,384
Nordstrom	14,965	[a]	778,180
O'Reilly Automotive	12,492	[b]	3,303,384
Priceline Group	6,640	[b]	9,788,887
Ross Stores	52,719		3,297,046
Signet Jewelers	10,841	[a]	880,940
Staples	83,011		614,281
Target	76,677		5,270,010
The TJX Companies	87,696		6,467,580
Tiffany & Co.	14,577	[a]	1,070,243
Tractor Supply	18,628		1,166,672
TripAdvisor	15,576	[b]	1,004,340
Ulta Salon Cosmetics & Fragrance	8,021	[b]	1,951,830
Urban Outfitters	10,648	[b]	356,176
			137,573,363

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices	40,756		2,612,460
Applied Materials	143,969		4,186,619
Broadcom	52,892		9,006,450
First Solar	10,126	[a,b]	410,002
Intel	628,877		21,928,941
KLA-Tencor	21,035		1,579,939
Lam Research	21,747		2,106,414
Linear Technology	31,732		1,905,824
Microchip Technology	29,054	[a]	1,759,220
Micron Technology	137,553	[b]	2,360,409
NVIDIA	70,625		5,025,675
Qorvo	17,482	[b]	972,873
QUALCOMM	195,619		13,442,938
Skyworks Solutions	25,648	[a]	1,973,357
Texas Instruments	134,173		9,506,157
Xilinx	32,978		1,677,591
			80,454,869
Software & Services - 12.8%
Accenture, Cl. A	83,271		9,679,421
Activision Blizzard	91,696		3,958,516
Adobe Systems	65,969	[b]	7,092,327
Akamai Technologies	22,474	[b]	1,561,269
Alliance Data Systems	7,702		1,574,828
Alphabet, Cl. A	39,211	[b]	31,756,989
Alphabet, Cl. C	39,295	[b]	30,828,499
Autodesk	25,422	[b]	1,837,502
Automatic Data Processing	60,858		5,298,297
CA	41,657		1,280,536
Citrix Systems	21,052	[b]	1,785,210
Cognizant Technology Solutions, Cl. A	81,475	[b]	4,183,741
CSRA	17,928		449,814
eBay	139,899	[b]	3,988,520
Electronic Arts	39,984	[b]	3,139,544
Facebook, Cl. A	309,006	[b]	40,476,696
Fidelity National Information Services	44,272		3,272,586
Fiserv	28,855	[b]	2,841,640
Global Payments	20,787		1,507,473
International Business Machines	115,564		17,761,031
Intuit	32,250		3,506,865

18

Common Stocks - 98.7% (continued)	Shares		Value ($)
Software & Services - 12.8% (continued)
MasterCard, Cl. A	127,280		13,621,506
Microsoft	1,036,944		62,133,684
Oracle	399,702		15,356,551
Paychex	43,312		2,390,822
PayPal Holdings	149,849	[b]	6,242,709
Red Hat	24,826	[b]	1,922,774
salesforce.com	85,953	[b]	6,460,227
Symantec	83,127		2,080,669
Teradata	15,985	[b]	430,956
Total System Services	22,849		1,139,708
VeriSign	11,838	[a,b]	994,629
Visa, Cl. A	250,695		20,684,844
Western Union	63,850		1,281,470
Xerox	117,260		1,145,630
Yahoo!	117,472	[b]	4,880,962
			318,548,445
Technology Hardware & Equipment - 5.2%
Amphenol, Cl. A	41,771		2,753,962
Apple	717,166		81,427,028
Cisco Systems	668,444		20,507,862
Corning	136,307		3,095,532
F5 Networks	9,307	[b]	1,286,320
FLIR Systems	18,461		607,736
Harris	16,521		1,473,838
Hewlett Packard Enterprise	219,464		4,931,356
HP	225,126		3,262,076
Juniper Networks	51,785		1,364,017
Motorola Solutions	22,612		1,641,179
NetApp	38,135		1,294,302
Seagate Technology	40,331	[a]	1,383,757
TE Connectivity	46,700		2,936,029
Western Digital	37,141		2,170,520
			130,135,514
Telecommunication Services - 2.5%
AT&T	818,194		30,101,357
CenturyLink	73,431		1,951,796
Frontier Communications	155,228	[a]	624,017
Level 3 Communications	38,696	[b]	2,172,780

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Telecommunication Services - 2.5% (continued)
Verizon Communications	542,012		26,070,777
			60,920,727
Transportation - 2.1%
Alaska Air Group	16,657		1,202,969
American Airlines Group	69,405		2,817,843
CH Robinson Worldwide	18,897		1,287,264
CSX	125,862		3,840,050
Delta Air Lines	98,662		4,121,112
Expeditors International of Washington	23,300		1,199,251
FedEx	32,601		5,683,006
J.B. Hunt Transport Services	11,188		913,053
Kansas City Southern	14,137		1,240,663
Norfolk Southern	39,052		3,631,836
Ryder System	6,966		483,371
Southwest Airlines	82,397		3,300,000
Union Pacific	111,442		9,826,956
United Continental Holdings	38,256	[b]	2,151,135
United Parcel Service, Cl. B	92,481		9,965,753
			51,664,262
Utilities - 3.4%
AES	92,353		1,086,995
Alliant Energy	30,753		1,170,152
Ameren	32,838		1,640,258
American Electric Power	66,229		4,294,288
American Water Works	24,089		1,783,550
CenterPoint Energy	55,121		1,256,759
CMS Energy	37,361		1,574,766
Consolidated Edison	41,142		3,108,278
Dominion Resources	83,554		6,283,261
DTE Energy	24,345		2,337,363
Duke Energy	92,063		7,366,881
Edison International	44,175		3,245,979
Entergy	23,530		1,733,690
Eversource Energy	41,654		2,293,469
Exelon	121,645		4,144,445
FirstEnergy	56,577		1,940,025
NextEra Energy	62,430		7,991,040
NiSource	44,139		1,026,673
NRG Energy	46,969		499,280

20

Common Stocks - 98.7% (continued)	Shares		Value ($)
Utilities - 3.4% (continued)
PG&E	66,449		4,127,812
Pinnacle West Capital	15,426		1,174,381
PPL	90,868		3,120,407
Public Service Enterprise Group	67,261		2,830,343
SCANA	19,332		1,418,196
Sempra Energy	32,876		3,521,020
Southern	130,736		6,742,056
WEC Energy Group	42,722		2,551,358
Xcel Energy	68,451		2,844,139
			83,106,864
Total Common Stocks (cost $918,746,601)			2,447,248,959
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.30%, 12/15/16 (cost $1,659,385)	1,660,000	[d]	1,659,648
Other Investment - 1.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $29,140,371)	29,140,371	[e]	29,140,371
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $7,299,157)	7,299,157	[e]	7,299,157
Total Investments (cost $956,845,514)	100.3%		2,485,348,135
Liabilities, Less Cash and Receivables	(.3%)		(6,622,977)
Net Assets	100.0%		2,478,725,158

aSecurity, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $41,175,021 and the value of the collateral held by the fund was $42,045,038, consisting of cash collateral of $7,299,157 and U.S. Government & Agency securities valued at $34,745,881.
bNon-income producing security.
cInvestment in real estate investment trust.
dHeld by or on behalf of a counterparty for open financial futures contracts.
eInvestment in affiliated money market mutual fund.

21

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.8
Pharmaceuticals, Biotechnology & Life Sciences	8.6
Energy	7.1
Capital Goods	6.9
Banks	5.7
Food, Beverage & Tobacco	5.7
Retailing	5.5
Health Care Equipment & Services	5.2
Technology Hardware & Equipment	5.2
Diversified Financials	4.8
Utilities	3.4
Semiconductors & Semiconductor Equipment	3.2
Materials	2.9
Media	2.9
Real Estate	2.9
Insurance	2.7
Telecommunication Services	2.5
Food & Staples Retailing	2.1
Household & Personal Products	2.1
Transportation	2.1
Consumer Services	1.6
Short-Term/Money Market Investments	1.6
Consumer Durables & Apparel	1.3
Automobiles & Components	.9
Commercial & Professional Services	.6
100.3

† Based on net assets.

See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES
October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Long
Standard & Poor's 500 E-mini	311	32,967,555	December 2016	(377,035)
Gross Unrealized Depreciation				(377,035)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $41,175,021)—Note 1(b):
Unaffiliated issuers	920,405,986	2,448,908,607
Affiliated issuers	36,439,528	36,439,528
Cash		1,557,955
Dividends and securities lending income receivable		2,470,108
Receivable for investment securities sold		571,811
Receivable for shares of Common Stock subscribed		162,757
Other assets		34,586
		2,490,145,352
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,048,538
Liability for securities on loan—Note 1(b)		7,299,157
Payable for shares of Common Stock redeemed		3,004,958
Payable for futures variation margin—Note 4		57,535
Interest payable—Note 2		4,006
Accrued expenses		6,000
		11,420,194
Net Assets ($)		2,478,725,158
Composition of Net Assets ($):
Paid-in capital		742,665,431
Accumulated undistributed investment income—net		34,422,230
Accumulated net realized gain (loss) on investments		173,511,911
Accumulated net unrealized appreciation (depreciation) on investments [including ($377,035) net unrealized (depreciation) on financial futures]		1,528,125,586
Net Assets ($)		2,478,725,158
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		48,564,451
Net Asset Value Per Share ($)		51.04

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	56,174,735
Affiliated issuers	58,484
Income from securities lending—Note 1(b)	214,335
Interest	3,181
Total Income	56,450,735
Expenses:
Management fee—Note 3(a)	6,465,316
Shareholder servicing costs—Note 3(b)	6,465,316
Directors’ fees—Note 3(a,c)	198,065
Loan commitment fees—Note 2	40,749
Interest expense—Note 2	7,939
Total Expenses	13,177,385
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(198,065)
Net Expenses	12,979,320
Investment Income—Net	43,471,415
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	214,679,863
Net realized gain (loss) on financial futures	1,655,964
Net Realized Gain (Loss)	216,335,827
Net unrealized appreciation (depreciation) on investments	(159,250,687)
Net unrealized appreciation (depreciation) on financial futures	(1,412,132)
Net Unrealized Appreciation (Depreciation)	(160,662,819)
Net Realized and Unrealized Gain (Loss) on Investments	55,673,008
Net Increase in Net Assets Resulting from Operations	99,144,423

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	43,471,415	45,279,230
Net realized gain (loss) on investments	216,335,827	152,272,913
Net unrealized appreciation (depreciation) on investments	(160,662,819)	(67,275,719)
Net Increase (Decrease) in Net Assets Resulting from Operations	99,144,423	130,276,424
Dividends to Shareholders from ($):
Investment income—net	(44,703,136)	(43,803,479)
Net realized gain on investments	(150,090,899)	(147,186,971)
Total Dividends	(194,794,035)	(190,990,450)
Capital Stock Transactions ($):
Net proceeds from shares sold	484,041,087	635,872,552
Dividends reinvested	191,696,924	187,893,229
Cost of shares redeemed	(872,598,053)	(885,887,538)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(196,860,042)	(62,121,757)
Total Increase (Decrease) in Net Assets	(292,509,654)	(122,835,783)
Net Assets ($):
Beginning of Period	2,771,234,812	2,894,070,595
End of Period	2,478,725,158	2,771,234,812
Undistributed investment income—net	34,422,230	35,653,951
Capital Share Transactions (Shares):
Shares sold	9,761,306	12,149,383
Shares issued for dividends reinvested	3,891,683	3,579,559
Shares redeemed	(17,490,556)	(16,924,957)
Net Increase (Decrease) in Shares Outstanding	(3,837,567)	(1,196,015)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	52.88	54.00	47.94	39.13	34.90
Investment Operations:
Investment income—net[a]	.84	.83	.77	.75	.63
Net realized and unrealized gain (loss) on investments	1.11	1.68	7.05	9.32	4.38
Total from Investment Operations	1.95	2.51	7.82	10.07	5.01
Distributions:
Dividends from investment income—net	(.87)	(.83)	(.74)	(.71)	(.56)
Dividends from net realized gain on investments	(2.92)	(2.80)	(1.02)	(.55)	(.22)
Total Distributions	(3.79)	(3.63)	(1.76)	(1.26)	(.78)
Net asset value, end of period	51.04	52.88	54.00	47.94	39.13
Total Return (%)	3.95	4.70	16.71	26.56	14.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.68	1.59	1.54	1.75	1.71
Portfolio Turnover Rate	4.25	3.72	3.56	2.92	3.20
Net Assets, end of period ($ x 1,000)	2,478,725	2,771,235	2,894,071	2,755,400	2,326,901

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

28

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

30

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	2,433,553,868	-	-	2,433,553,868
Equity Securities—Foreign Common Stocks†	13,695,091	-	-	13,695,091
Mutual Funds	36,439,528	-	-	36,439,528
U.S. Treasury	-	1,659,648	-	1,659,648
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(377,035)	-	-	(377,035)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the

31

NOTES TO FINANCIAL STATEMENTS (continued)

unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $48,096 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	5,640,559	221,170,263	226,810,822	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	32,369,055	370,023,171	373,251,855	29,140,371	1.2
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	41,943,075	34,643,918	7,299,157.3
Total	38,009,614	633,136,509	634,706,595	36,439,528	1.5

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

32

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $36,096,073, undistributed capital gains $210,098,440 and unrealized appreciation $1,489,865,214.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $47,619,236 and $47,641,087, and long-term capital gains $147,174,799 and $143,349,363, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016 was approximately $551,900 with a related weighted average annualized interest rate of 1.44%.

33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2016, fees reimbursed by Dreyfus amounted to $198,065.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, the fund was charged $6,465,316 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $531,420 and Shareholder Services Plan fees $531,420, which are offset against an expense reimbursement currently in effect in the amount of $14,302.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2016, amounted to $109,229,048 and $451,850,043, respectively.

34

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	30,217,708

At October 31, 2016, the cost of investments for federal income tax purposes was $995,482,921; accordingly, accumulated net unrealized appreciation on investments was $1,489,865,214, consisting of $1,562,102,345 gross unrealized appreciation and $72,237,131 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go private

35

NOTES TO FINANCIAL STATEMENTS (continued)

merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013 Judge Sullivan granted the motion to dismiss on

36

standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. On July 22, 2016, the Second Circuit denied both requests for rehearing. On September 9, 2016, Plaintiffs filed a petition for certiorari with the U.S. Supreme Court. A response to the petition on behalf of all defendants is expected to be filed in Fall 2016.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014, the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. As of November 28, 2016, no date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations.

37

NOTES TO FINANCIAL STATEMENTS (continued)

Consequently, at this time, management is unable to estimate the possible loss, if any, that may result.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus S&P 500 Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P 500 Index Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2016. as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $47,619,236 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby designates $2.8472 per share as a long-term capital gain distribution and $.0567 per share as a short-term capital gain distribution paid on December 29, 2015 and the fund also reports $.0140 per share as a long-term capital gain distribution paid on March 22, 2016.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

43

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

44

NOTES

45

For More Information

Dreyfus S&P 500 Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0078AR1016

Dreyfus Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Smallcap Stock Index Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Smallcap Stock Index Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Smallcap Stock Index Fund’s Investor shares produced a total return of 5.73%.1 Between its inception on August 31, 2016 and October 31, 2016, the fund’s Class I shares produced a total return of -3.91%. In comparison, the Standard & Poor’s SmallCap 600® Index (“S&P 600 Index”), the fund’s benchmark, produced a 6.35% total return for the same period.2,3

Small-cap stocks achieved solidly positive returns, on average, as a rally over the spring and summer sent the S&P 600 Index broadly higher before gains moderated in advance of U.S. elections. The difference in returns between the fund and the S&P 600 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 600 Index’s results.

As of August 31, 2016, existing fund shares were renamed Investor shares and Class I shares were added as a new share class of the fund.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 600 Index by generally investing in a representative sample of the stocks listed in the S&P 600 Index. The S&P 600 Index is composed of 600 domestic stocks across 11 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 600 Index.

Stocks Advanced Despite Macroeconomic Headwinds

Small-cap stocks proved volatile over the final months of 2015 when global investors grew more averse to risks in light of sluggish growth in Europe, Japan, and other international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, stock prices fell sharply during the month.

The market began to reverse direction in mid-February when investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, U.S. monetary policymakers refrained from additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling several broad measures of stock market performance to reach record highs in July and August. However, midcap stocks gave up a portion of their gains in October amid uncertainty regarding the outcome of the U.S. election.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Technology and Real Estate Stocks Led Market’s Advance

The S&P 600 Index’s advance was led over the reporting period by the information technology sector, where semiconductor producers benefited from the inclusion of their products in new models of a leading smartphone. In addition, companies that provide electronic components to large manufacturers of automobiles and flat-screen televisions achieved higher sales and earnings. Finally, an early decline in technology stock prices sparked a flurry of mergers-and-acquisitions activity in the sector, helping to boost the stock prices of smaller companies receiving takeover offers.

In the real estate sector, real estate investment trusts (REITs) gained value due to their competitive dividend yields, which attracted income-oriented investors in a persistently low interest-rate environment. Warehouse operators encountered rising demand from retailers with a robust online presence, more than offsetting relative weakness among developers of shopping centers and hotels. In the utilities sector, high dividend yields and greater demand for electricity in the recovering economy supported stock prices.

As is to be expected in a volatile market environment, some industry groups fared relatively poorly over the reporting period. In the consumer discretionary sector, specialty retailers reported disappointing sales volumes, some apparel sellers experienced problems integrating recent acquisitions, and automobile resellers struggled with an oversupply of used vehicles. Media companies also fared relatively poorly, largely due to disappointing audience metrics among radio broadcasters and operational issues affecting a publisher of educational materials. Although oil prices have rebounded along with other commodities, they have not reached previous levels, and demand in the energy sector for the services of small-cap drillers, exploration-and-production companies, and equipment providers remained muted.

Replicating the Performance of the S&P 600 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track, commodity prices have stabilized, and aggressively accommodative monetary policies remain at work in international markets. However, the recent U.S. elections have injected a degree of uncertainty into the future of U.S. fiscal and monetary policies. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small-cap companies often experience sharper price fluctuations than stocks of larger-cap companies.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
² Source: Lipper Inc. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s SmallCap 600® Index is a broad-based widely accepted, unmanaged index of overall small-cap stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard &Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold, or promoted by Standard &Poor’s and its affiliates, and Standard &Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Smallcap Stock Index Fund Investor shares and Class I shares and the Standard & Poor’s SmallCap 600® Index

† Source: Lipper Inc.
†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus Smallcap Stock Index Fund on 10/31/06 to a $10,000 investment made in the Standard & Poor’s SmallCap 600® Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	5 Years	10 Years
Investor shares	6/30/16	5.73%	13.14%	7.43%
Class I	8/31/16	5.80%†	13.15%†	7.44%†
Standard & Poor’s SmallCap 600® Index		6.35%	13.56%	7.69%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Smallcap Stock Index Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016†
	Investor Shares	Class I
Expenses paid per $1,000††	$ 2.57	$ .42
Ending value (after expenses)	$ 1,043.60	$ 960.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016†††
	Investor Shares	Class I
Expenses paid per $1,000††††	$ 2.54	$ 1.32
Ending value (after expenses)	$ 1,022.62	$ 1,023.83

† From August 31, 2016 (commencement of initial offering) to October 31, 2016 for Class I shares. The existing fund shares were redesignated as Investor shares.
†† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .26% for Class I, multiplied by the average account value over the period, multiplied by 61/366 (to reflect the actual days in the period).
††† Please note that while Class I shares commenced offering on August 31, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
†††† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .26% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2016

Common Stocks - 99.3%	Shares		Value ($)
Automobiles & Components - 1.8%
American Axle & Manufacturing Holdings	250,702	[a,b]	4,492,580
Cooper-Standard Holding	59,282	[b]	5,410,668
Dorman Products	100,123	[a,b]	6,431,902
Drew Industries	82,526		7,390,203
Fox Factory Holding	53,975	[b]	1,171,258
Gentherm	107,499	[b]	3,026,097
Motorcar Parts of America	46,721	[b]	1,225,959
Standard Motor Products	53,421		2,612,287
Superior Industries International	82,860		2,030,070
Winnebago Industries	97,087	[a]	2,742,708
			36,533,732
Banks - 11.1%
Ameris Bancorp	117,616		4,269,461
Astoria Financial	258,093		3,775,901
Banc of California	189,491	[a]	2,520,230
Bank Mutual	165,021		1,287,164
Banner	71,398		3,222,906
BofI Holding	182,093	[a,b]	3,392,393
Boston Private Financial Holdings	304,398		4,002,834
Brookline Bancorp	216,572		2,772,122
Cardinal Financial	107,425		2,823,129
Central Pacific Financial	118,811		3,045,126
City Holding	37,313		1,950,351
Columbia Banking System	175,749		5,803,232
Community Bank System	137,374	[a]	6,471,689
Customers Bancorp	104,585	[b]	2,831,116
CVB Financial	336,748	[a]	5,650,631
Dime Community Bancshares	130,379		2,112,140
First BanCorp	353,511	[b]	1,813,511
First Commonwealth Financial	268,037		2,723,256
First Financial Bancorp	218,365		4,694,847
First Financial Bankshares	194,022	[a]	7,023,596
First Midwest Bancorp	265,394		5,124,758
First NBC Bank Holding	70,896	[b]	382,838
Glacier Bancorp	230,184		6,505,000
Great Western Bancorp	199,532		6,432,912
Hanmi Financial	120,205		3,005,125

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Banks - 11.1% (continued)
Home BancShares	406,344		8,740,459
Hope Bancorp	425,497		6,867,522
Independent Bank	92,312		5,091,007
LegacyTexas Financial Group	128,161		4,384,388
LendingTree	19,980	[a,b]	1,595,403
NBT Bancorp	145,155	[a]	4,893,175
Northfield Bancorp	177,244	[a]	2,915,664
Northwest Bancshares	285,753	[a]	4,497,752
OFG Bancorp	117,146		1,247,605
Old National Bancorp	459,909		6,760,662
Opus Bank	51,252	[a]	1,027,603
Oritani Financial	149,961		2,346,890
Pinnacle Financial Partners	127,769		6,592,880
Provident Financial Services	162,688		3,691,391
S&T Bancorp	93,922		2,948,212
ServisFirst Bancshares	65,303	[a]	3,535,504
Simmons First National, Cl. A	80,461		3,970,750
Southside Bancshares	76,012	[a]	2,479,511
Sterling Bancorp	380,634		6,851,412
Texas Capital Bancshares	135,294	[b]	8,022,934
Tompkins Financial	43,267		3,430,208
TrustCo Bank	227,484		1,592,388
UMB Financial	142,043		8,813,768
United Bankshares	197,714	[a]	7,453,818
United Community Banks	199,906		4,311,972
Walker & Dunlop	81,597	[b]	1,964,040
Westamerica Bancorporation	76,563	[a]	3,794,462
Wintrust Financial	155,864		8,408,863
			221,866,511
Capital Goods - 9.8%
AAON	138,197		4,139,000
AAR	102,233		3,288,836
Actuant, Cl. A	169,924		3,789,305
Aegion	114,072	[b]	2,111,473
Aerojet Rocketdyne Holdings	215,023	[b]	3,784,405
Aerovironment	44,025	[b]	1,056,160
Alamo Group	33,659		2,185,142
Albany International, Cl. A	88,791		3,618,233
American Woodmark	43,771	[a,b]	3,269,694

8

Common Stocks - 99.3% (continued)	Shares		Value ($)
Capital Goods - 9.8% (continued)
Apogee Enterprises	100,689	[a]	4,103,077
Applied Industrial Technologies	125,093		6,354,724
Astec Industries	70,105		3,881,013
AZZ	88,426		4,708,684
Barnes Group	170,464		6,791,286
Briggs & Stratton	161,296		3,003,332
Chart Industries	108,402	[b]	3,007,071
CIRCOR International	46,950		2,524,971
Comfort Systems USA	128,285		3,701,022
Cubic	68,632		2,930,586
DXP Enterprises	32,979	[b]	718,612
Encore Wire	59,979		2,048,283
Engility Holdings	45,459	[b]	1,306,037
EnPro Industries	57,424		3,107,787
ESCO Technologies	70,407		3,136,632
Federal Signal	225,868		2,773,659
Franklin Electric	124,370		4,533,286
General Cable	161,531		2,261,434
Gibraltar Industries	115,757	[b]	4,502,947
Griffon	124,498		2,079,117
Harsco	228,920		2,231,970
Hillenbrand	213,169		6,469,679
John Bean Technologies	85,373		6,817,034
Kaman	78,817	[a]	3,441,150
Lindsay	28,409	[a]	2,224,425
Lydall	65,385	[b]	3,056,749
Mercury Systems	102,600	[b]	2,850,228
Moog, Cl. A	111,484	[b]	6,473,876
Mueller Industries	193,641		5,865,386
MYR Group	65,294	[b]	1,948,373
National Presto Industries	15,580		1,359,355
Orion Marine Group	50,589	[b]	408,759
Patrick Industries	38,030	[b]	2,181,021
PGT	121,622	[a,b]	1,191,896
Powell Industries	25,609		906,303
Proto Labs	68,323	[a,b]	3,054,038
Quanex Building Products	114,108		1,859,960
Raven Industries	112,754		2,418,573
Simpson Manufacturing	140,580		6,016,824

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Capital Goods - 9.8% (continued)
SPX	148,862	[b]	2,829,867
SPX FLOW	115,362	[b]	2,894,433
Standex International	39,130		2,989,532
TASER International	153,731	[a,b]	3,440,500
Tennant	46,154		2,905,394
The Greenbrier Companies	95,898	[a]	3,020,787
Titan International	125,092	[a]	1,274,687
Trex	100,809	[b]	5,424,532
Universal Forest Products	69,109		5,942,683
Veritiv	17,440	[b]	940,888
Vicor	17,403	[b]	221,888
Wabash National	242,684	[a,b]	2,730,195
Watts Water Technologies, Cl. A	80,132		4,807,920
			194,914,713
Commercial & Professional Services - 5.5%
ABM Industries	163,254		6,379,966
Brady, Cl. A	161,429		5,343,300
CDI	46,063		283,287
Essendant	88,185		1,353,640
Exponent	74,922		4,289,284
G&K Services, Cl. A	66,199		6,269,045
Healthcare Services Group	214,221	[a]	7,919,750
Heidrick & Struggles International	54,834		1,014,429
Insperity	66,749		5,019,525
Interface	233,630		3,703,035
Kelly Services, Cl. A	118,939		2,227,727
Korn/Ferry International	161,398		3,290,905
LSC Communications	81,969		1,986,929
Matthews International, Cl. A	91,996		5,510,560
Mobile Mini	123,099		3,120,560
Multi-Color	37,542		2,437,414
Navigant Consulting	158,378	[b]	3,706,045
On Assignment	166,833	[b]	5,740,724
R.R. Donnelley & Sons Co.	218,585		3,879,884
Resources Connection	129,941		1,929,624
Team	87,280	[a,b]	2,683,860
Tetra Tech	167,171		6,427,725
The Brink's Company	153,981		6,089,949
TrueBlue	148,233	[b]	2,594,077

10

Common Stocks - 99.3% (continued)	Shares		Value ($)
Commercial & Professional Services - 5.5% (continued)
UniFirst	50,282		6,159,545
US Ecology	61,855		2,613,374
Viad	49,231		2,043,087
WageWorks	108,428	[b]	6,391,831
			110,409,081
Consumer Durables & Apparel - 3.4%
Arctic Cat	6,731	[a]	100,898
Callaway Golf	345,143		3,523,910
Cavco Industries	24,094	[b]	2,226,286
Crocs	233,582	[b]	1,796,246
Ethan Allen Interiors	92,016	[a]	2,824,891
G-III Apparel Group	119,983	[b]	3,133,956
Iconix Brand Group	163,334	[a,b]	1,287,072
Installed Building Products	50,439	[a,b]	1,667,009
iRobot	93,791	[a,b]	4,755,204
La-Z-Boy	176,025		4,118,985
LGI Homes	40,169	[a,b]	1,195,429
M.D.C. Holdings	114,468		2,714,036
M/I Homes	67,744	[a,b]	1,457,173
Meritage Homes	128,250	[b]	3,969,337
Movado Group	54,271		1,196,676
Nautilus	77,904	[a,b]	1,371,110
Oxford Industries	49,308		3,092,598
Perry Ellis International	53,824	[b]	1,000,588
Steven Madden	173,470	[b]	5,793,898
Sturm Ruger & Co.	60,726	[a]	3,734,649
TopBuild	136,095	[b]	4,100,542
Unifi	30,318	[b]	871,643
Universal Electronics	37,223	[b]	2,611,193
Vera Bradley	95,350	[b]	1,274,830
WCI Communities	51,182	[b]	1,184,863
Wolverine World Wide	301,574		6,438,605
			67,441,627
Consumer Services - 3.5%
American Public Education	54,730	[b]	1,102,810
Belmond, Cl. A	235,104	[b]	3,044,597
Biglari Holdings	3,508	[b]	1,537,135
BJ's Restaurants	76,726	[a,b]	2,769,809
Bob Evans Farms	64,018		2,638,822

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Consumer Services - 3.5% (continued)
Boyd Gaming	261,254	[b]	4,665,996
Capella Education	29,091		2,126,552
Career Education	225,878	[b]	1,624,063
Chuy's Holdings	49,079	[a,b]	1,393,844
Dave & Buster's Entertainment	129,406	[b]	5,350,938
DineEquity	59,106	[a]	4,675,285
El Pollo Loco Holdings	66,016	[a,b]	805,395
Fiesta Restaurant Group	83,725	[a,b]	2,210,340
ILG	306,942		5,027,710
Marcus	68,456		1,814,084
Marriott Vacations Worldwide	70,012	[a]	4,451,363
Monarch Casino & Resort	31,926	[b]	755,050
Papa John's International	86,586	[a]	6,532,914
Popeyes Louisiana Kitchen	70,713	[b]	3,774,660
Red Robin Gourmet Burgers	34,034	[b]	1,565,564
Regis	80,330	[b]	1,018,584
Ruby Tuesday	150,203	[b]	446,103
Ruth's Hospitality Group	134,445		2,130,953
Scientific Games, Cl. A	174,252	[a,b]	2,160,725
Sonic	165,239	[a]	3,785,625
Strayer Education	36,916	[b]	2,165,493
			69,574,414
Diversified Financials - 2.5%
Calamos Asset Management, Cl. A	45,972		296,979
Donnelley Financial Solutions	81,969		1,758,235
Encore Capital Group	54,162	[a,b]	1,075,116
Enova International	73,384	[b]	689,810
Evercore Partners, Cl. A	129,315		6,950,681
EZCORP, Cl. A	111,949	[b]	1,091,503
Financial Engines	161,073	[a]	4,453,668
FirstCash	150,159		7,087,505
Green Dot, Cl. A	131,645	[b]	2,922,519
Greenhill & Co.	109,825		2,575,396
Interactive Brokers Group, Cl. A	197,743		6,563,090
INTL. FCStone	40,965	[b]	1,470,644
Investment Technology Group	94,719		1,450,148
Piper Jaffray	55,093	[b]	3,115,509
PRA Group	142,893	[a,b]	4,558,287
Virtus Investment Partners	13,091	[a]	1,404,664

12

Common Stocks - 99.3% (continued)	Shares		Value ($)
Diversified Financials - 2.5% (continued)
World Acceptance	27,516	[b]	1,307,560
			48,771,314
Energy - 3.2%
Archrock	235,593		2,732,879
Atwood Oceanics	259,924	[a]	1,983,220
Bill Barrett	251,922	[a,b]	1,307,475
Bristow Group	99,249	[a]	993,482
CARBO Ceramics	64,206	[b]	391,657
Carrizo Oil & Gas	199,986	[a,b]	6,765,526
Cloud Peak Energy	192,775	[b]	1,187,494
Contango Oil & Gas	113,784	[b]	890,929
Era Group	55,725	[b]	420,724
Exterran	95,295		1,506,614
Geospace Technologies	35,932	[a,b]	662,227
Green Plains	91,925	[a]	2,390,050
Gulf Island Fabrication	45,208		452,080
Helix Energy Solutions Group	296,848	[b]	2,588,515
Hornbeck Offshore Services	143,021	[a,b]	567,793
Matrix Service	95,824	[b]	1,696,085
Newpark Resources	252,175	[b]	1,588,703
Northern Oil and Gas	302,087	[a,b]	634,383
PDC Energy	168,773	[b]	10,350,848
Pioneer Energy Services	273,578	[b]	971,202
REX American Resources	21,103	[b]	1,666,926
SEACOR Holdings	48,342	[a,b]	2,383,744
Synergy Resources	583,205	[a,b]	3,989,122
Tesco	139,534		955,808
TETRA Technologies	322,117	[b]	1,755,538
Tidewater	223,576	[a]	386,786
Unit	176,529	[a,b]	3,023,942
US Silica Holdings	190,811	[a]	8,813,560
			63,057,312
Food & Staples Retailing - .5%
Andersons	71,061		2,703,871
SpartanNash	123,494		3,457,832
SUPERVALU	835,352	[b]	3,583,660
			9,745,363
Food, Beverage & Tobacco - 1.9%
B&G Foods	203,065		8,609,956

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 1.9% (continued)
Calavo Growers	52,879		3,127,793
Cal-Maine Foods	79,648	[a]	3,078,395
Darling Ingredients	513,162	[b]	6,979,003
J&J Snack Foods	43,739		5,342,719
Sanderson Farms	61,053	[a]	5,493,549
Seneca Foods, Cl. A	18,438	[b]	542,077
Universal	81,462	[a]	4,415,240
			37,588,732
Health Care Equipment & Services - 8.4%
Abaxis	65,938		3,147,880
Aceto	82,643	[a]	1,514,846
Adeptus Health, Cl. A	41,929	[a,b]	1,262,901
Air Methods	108,564	[a,b]	2,871,518
Almost Family	20,989	[b]	823,818
Amedisys	85,108	[b]	3,681,772
AMN Healthcare Services	152,900	[b]	5,015,120
Analogic	42,318	[a]	3,463,728
AngioDynamics	120,988	[b]	1,928,549
Anika Therapeutics	51,271	[b]	2,274,382
BioTelemetry	92,350	[b]	1,634,595
Cantel Medical	111,377		7,933,384
Chemed	54,701	[a]	7,735,815
Community Health Systems	352,706	[a,b]	1,862,288
Computer Programs & Systems	31,968	[a]	834,365
CONMED	74,528		2,981,120
CorVel	36,185	[b]	1,250,192
Cross Country Healthcare	83,267	[b]	930,092
CryoLife	53,344		906,848
Cynosure, Cl. A	83,893	[a,b]	3,578,036
Diplomat Pharmacy	130,306	[a,b]	3,019,190
Ensign Group	128,996		2,382,556
Haemonetics	170,420	[b]	5,693,732
HealthEquity	121,536	[a,b]	4,038,641
HealthStream	59,797	[b]	1,612,725
Healthways	119,127	[a,b]	2,954,350
HMS Holdings	288,731	[b]	6,083,562
ICU Medical	42,453	[b]	5,913,703
Inogen	52,293	[b]	2,806,565
Integer Holdings	68,597	[b]	1,512,564

14

Common Stocks - 99.3% (continued)	Shares		Value ($)
Health Care Equipment & Services - 8.4% (continued)
Integra LifeSciences Holdings	100,600	[b]	7,998,706
Invacare	78,435		717,680
Kindred Healthcare	249,783		2,460,363
Landauer	29,920		1,301,520
LHC Group	41,371	[b]	1,417,784
Magellan Health	77,664	[b]	3,995,813
Masimo	146,102	[b]	8,035,610
Medidata Solutions	179,748	[b]	8,626,107
Meridian Bioscience	120,398		1,980,547
Merit Medical Systems	134,637	[b]	2,955,282
Natus Medical	114,782	[b]	4,516,672
Neogen	119,630	[b]	6,303,305
Omnicell	103,551	[b]	3,378,351
PharMerica	95,365	[b]	2,269,687
Providence Service	34,346	[b]	1,389,811
Quality Systems	149,813		1,931,090
Quorum Health	80,858	[b]	326,666
Select Medical Holdings	292,914	[b]	3,807,882
Surgical Care Affiliates	86,948	[b]	3,720,505
SurModics	60,871	[b]	1,515,688
U.S. Physical Therapy	35,970		2,046,693
Vascular Solutions	44,889	[b]	2,046,938
Zeltiq Aesthetics	100,335	[a,b]	3,321,088
			167,712,625
Household & Personal Products - .6%
Central Garden & Pet	47,510	[b]	1,155,443
Central Garden & Pet, Cl. A	103,199	[b]	2,408,665
Inter Parfums	52,355		1,706,773
Medifast	48,816		2,004,385
WD-40	50,677		5,403,435
			12,678,701
Insurance - 3.1%
American Equity Investment Life Holding	280,615		5,031,427
AMERISAFE	71,545		3,977,902
eHealth	59,290	[b]	464,241
Employers Holdings	120,994		3,793,162
HCI Group	29,990	[a]	813,029
Horace Mann Educators	113,178		4,068,749
Infinity Property & Casualty	27,988		2,293,617

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Insurance - 3.1% (continued)
Maiden Holdings	221,290	[a]	3,020,608
Navigators Group	32,336		3,013,715
ProAssurance	158,887		8,468,677
RLI	124,324	[a]	6,929,820
Safety Insurance Group	50,973		3,450,872
Selective Insurance Group	181,024		6,688,837
Stewart Information Services	63,693		2,863,000
United Fire Group	60,770		2,401,630
United Insurance Holdings	90,215	[a]	1,308,118
Universal Insurance Holdings	124,894		2,660,242
			61,247,646
Materials - 5.8%
A. Schulman	76,749		2,206,534
AdvanSix	94,819		1,513,311
AK Steel Holding	989,562	[a,b]	5,145,722
American Vanguard	112,211		1,705,607
Balchem	93,028		7,060,825
Boise Cascade	105,196	[b]	2,025,023
Calgon Carbon	154,613		2,442,885
Century Aluminum	114,660	[b]	838,165
Chemours	568,201		9,335,542
Clearwater Paper	61,788	[b]	3,280,943
Deltic Timber	26,097		1,466,129
Flotek Industries	134,756	[a,b]	1,587,426
FutureFuel	100,294		1,099,222
Glatfelter	120,253		2,672,022
H.B. Fuller	168,788		7,100,911
Hawkins	17,992		725,977
Haynes International	23,086		742,677
Headwaters	255,801	[b]	4,195,136
Ingevity	125,068		5,177,815
Innophos Holdings	62,874		2,882,144
Innospec	73,073		4,402,648
Intrepid Potash	113,071	[b]	117,594
Kaiser Aluminum	62,420		4,524,826
KapStone Paper and Packaging	257,019		4,662,325
Koppers Holdings	72,093	[b]	2,361,046
Kraton	91,894	[b]	2,355,243
LSB Industries	44,874	[a,b]	237,383

16

Common Stocks - 99.3% (continued)	Shares		Value ($)
Materials - 5.8% (continued)
Materion	69,921		2,118,606
Myers Industries	70,969		855,176
Neenah Paper	49,555	[a]	3,959,444
Olympic Steel	49,449		1,141,777
Quaker Chemical	37,269		4,006,417
Rayonier Advanced Materials	182,110	[a]	2,354,682
Schweitzer-Mauduit International	111,403		4,111,885
Stepan	56,296		3,998,705
Stillwater Mining	364,777	[b]	4,858,830
SunCoke Energy	222,530		2,272,031
TimkenSteel	126,829	[a,b]	1,299,997
Tredegar	73,143		1,353,146
US Concrete	43,946	[a,b]	2,192,905
			116,388,682
Media - .5%
E.W. Scripps, Cl. A	193,378	[a,b]	2,564,192
Gannet Company	413,770	[a]	3,214,993
Harte-Hanks	143,675		202,582
Scholastic	73,595		2,815,009
World Wrestling Entertainment, Cl. A	86,220	[a]	1,524,370
			10,321,146
Pharmaceuticals, Biotechnology & Life Sciences - 3.4%
Acorda Therapeutics	145,785	[a,b]	2,580,394
Albany Molecular Research	68,126	[a,b]	1,062,084
AMAG Pharmaceuticals	118,779	[a,b]	3,052,620
Amphastar Pharmaceuticals	119,176	[a,b]	2,161,853
ANI Pharmaceuticals	24,578	[a,b]	1,467,307
Cambrex	110,760	[b]	4,463,628
DepoMed	210,720	[a,b]	4,711,699
Eagle Pharmaceuticals	22,320	[a,b]	1,247,242
Emergent BioSolutions	126,604	[b]	3,382,859
Enanta Pharmaceuticals	44,951	[b]	1,057,248
Impax Laboratories	261,464	[b]	5,255,426
Lannett	92,146	[a,b]	2,017,997
Ligand Pharmaceuticals, Cl. B	59,989	[a,b]	5,742,747
Luminex	145,818	[b]	3,037,389
Medicines	204,606	[a,b]	6,741,768
MiMedx Group	278,775	[a,b]	2,483,885
Momenta Pharmaceuticals	170,602	[b]	1,902,212

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 3.4% (continued)
Nektar Therapeutics	442,284	[a,b]	5,484,322
Phibro Animal Health, Cl. A	51,791		1,343,976
Repligen	105,757	[b]	3,021,477
SciClone Pharmaceuticals	206,128	[b]	1,844,846
Spectrum Pharmaceuticals	207,275	[b]	733,754
Supernus Pharmaceuticals	142,776	[b]	2,826,965
			67,623,698
Real Estate - 6.6%
Acadia Realty Trust	237,738	[c]	8,009,393
Agree Realty	69,555	[c]	3,362,984
American Assets Trust	136,619	[c]	5,425,140
Capstead Mortgage	289,004	[c]	2,748,428
CareTrust	162,722	[c]	2,291,126
Cedar Realty Trust	228,442	[c]	1,546,552
Chesapeake Lodging Trust	208,655	[c]	4,529,900
CoreSite Realty	112,916	[a,c]	8,326,426
DiamondRock Hospitality	678,420	[c]	6,207,543
EastGroup Properties	112,620	[c]	7,648,024
Forestar Group	74,767	[a,b,c]	822,437
Four Corners Property Trust	186,110	[c]	3,737,089
Franklin Street Properties	296,527	[c]	3,430,817
GEO Group	214,434	[a,c]	5,137,839
Getty Realty	92,484	[c]	2,102,161
Government Properties Income Trust	204,751	[a,c]	3,918,934
HFF, Cl. A	130,244		3,468,398
Kite Realty Group Trust	244,127	[c]	6,086,086
Lexington Realty Trust	733,314	[c]	7,435,804
LTC Properties	115,813	[c]	5,803,389
Parkway	133,220	[c]	2,400,624
Pennsylvania Real Estate Investment Trust	240,806	[a,c]	4,698,125
PS Business Parks	66,379	[c]	7,287,750
RE/MAX Holdings, Cl. A	56,143		2,439,413
Retail Opportunity Investments	323,643	[c]	6,508,461
Sabra Health Care	217,756	[c]	5,073,715
Saul Centers	38,010	[c]	2,298,845
Summit Hotel Properties	313,057	[c]	4,066,610
Universal Health Realty Income Trust	44,826	[c]	2,631,286
Urstadt Biddle Properties, Cl. A	117,726	[c]	2,531,109
			131,974,408

18

Common Stocks - 99.3% (continued)	Shares		Value ($)
Retailing - 4.9%
Abercrombie & Fitch, Cl. A	210,455	[a]	3,074,748
Asbury Automotive Group	72,211	[b]	3,679,150
Barnes & Noble	197,919	[a]	2,038,566
Barnes and Noble Education	124,399	[b]	1,158,155
Big 5 Sporting Goods	52,516		813,998
Blue Nile	23,090		806,534
Buckle	93,814	[a]	1,956,022
Caleres	158,032		3,952,380
Cato, Cl. A	83,389		2,474,152
Core-Mark Holding	132,582		4,686,774
Express	283,419	[b]	3,406,696
Finish Line, Cl. A	156,876		3,088,888
Five Below	162,737	[a,b]	6,115,656
Francesca's Holdings	146,883	[b]	2,360,410
Fred's, Cl. A	63,455		579,344
FTD Companies	62,843	[b]	1,264,401
Genesco	75,860	[b]	4,081,268
Group 1 Automotive	67,635	[a]	4,076,361
Haverty Furniture	49,950		886,613
Hibbett Sports	68,196	[a,b]	2,649,415
Kirkland's	50,437	[b]	615,836
Lithia Motors, Cl. A	76,714		6,580,527
Lumber Liquidators Holdings	58,128	[a,b]	901,565
MarineMax	99,266	[b]	1,980,357
Monro Muffler Brake	99,383		5,466,065
NutriSystem	81,506		2,583,740
Ollie's Bargain Outlet Holdings	147,416	[a,b]	4,031,828
PetMed Express	38,796	[a]	770,877
Rent-A-Center	228,739		2,307,977
Select Comfort	156,399	[b]	3,001,297
Shoe Carnival Inc	52,499	[a]	1,331,900
Sonic Automotive, Cl. A	93,436		1,672,504
Stein Mart	53,935		324,689
Tailored Brands	131,192	[a]	2,072,834
The Children's Place	64,349	[a]	4,887,307
Tile Shop Holdings	139,386	[b]	2,362,593
Tuesday Morning	49,497	[b]	245,010
Vitamin Shoppe	89,761	[b]	2,248,513

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Retailing - 4.9% (continued)
Zumiez	51,508	[a,b]	1,146,053
			97,681,003
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries	136,192	[b]	6,496,358
Brooks Automation	179,636		2,340,657
Cabot Microelectronics	65,250		3,605,715
CEVA	77,883	[b]	2,340,384
Cohu	91,189		1,020,405
Diodes	95,381	[b]	1,975,341
DSP Group	76,664	[b]	835,638
Exar	152,045	[b]	1,371,446
Kopin	154,486	[b]	322,876
Kulicke & Soffa Industries	266,283	[b]	3,525,587
MKS Instruments	158,719		8,007,374
Nanometrics	82,132	[b]	1,715,737
Power Integrations	99,915		6,439,522
Rambus	366,873	[b]	4,472,182
Rudolph Technologies	126,634	[b]	2,292,075
Semtech	224,656	[b]	5,436,675
Tessera Technologies	168,850		6,264,335
Ultratech	96,119	[b]	2,046,374
Veeco Instruments	100,404	[b]	2,178,767
			62,687,448
Software & Services - 6.7%
8x8	266,911	[b]	3,803,482
Blackbaud	144,309		8,860,573
Blucora	114,102	[b]	1,517,557
Bottomline Technologies	122,952	[b]	2,789,781
CACI International, Cl. A	71,387	[b]	6,985,218
Cardtronics, Cl. A	153,183	[a,b]	7,659,150
CSG Systems International	114,457		4,352,800
DHI Group	168,336	[b]	959,515
Ebix	72,122	[a]	4,038,832
ExlService Holdings	115,238	[b]	5,073,929
Forrester Research	35,925		1,338,206
Interactive Intelligence Group	49,194	[a,b]	2,973,777
Liquidity Services	73,782	[b]	652,971
LivePerson	144,219	[b]	1,225,862
LogMeIn	78,366		7,444,770

20

Common Stocks - 99.3% (continued)	Shares		Value ($)
Software & Services - 6.7% (continued)
ManTech International, Cl. A	82,901		3,219,046
MicroStrategy, Cl. A	32,541	[b]	6,339,312
Monotype Imaging Holdings	116,990		2,234,509
Monster Worldwide	234,000	[b]	797,940
NIC	202,058		4,637,231
Perficient	134,106	[b]	2,495,713
Progress Software	170,509		4,588,397
Qualys	91,207	[a,b]	3,397,461
QuinStreet	77,713	[b]	225,368
Shutterstock	58,274	[b]	3,437,583
SPS Commerce	52,931	[b]	3,301,836
Stamps.com	50,221	[a,b]	4,899,059
SYKES Enterprises	140,743	[b]	3,763,468
Synchronoss Technologies	145,219	[b]	5,330,989
Take-Two Interactive Software	270,851	[a,b]	12,023,076
Tangoe	101,964	[b]	874,851
TeleTech Holdings	30,011		843,309
TiVo	373,426	[b]	7,412,506
VASCO Data Security International	132,883	[b]	1,827,141
Virtusa	78,364	[b]	1,484,214
XO Group	82,868	[b]	1,524,771
			134,334,203
Technology Hardware & Equipment - 6.5%
ADTRAN	131,917		2,394,294
Agilysys	45,484	[b]	438,921
Anixter International	81,287	[b]	5,344,620
Badger Meter	86,321		2,775,220
Bel Fuse, Cl. B	27,512		656,161
Benchmark Electronics	175,222	[b]	4,406,833
Black Box	47,417		545,296
CalAmp	149,938	[a,b]	1,937,199
Coherent	72,761	[b]	7,575,875
Comtech Telecommunications	43,864		456,186
Cray	149,999	[b]	3,119,979
CTS	121,660		2,214,212
Daktronics	71,502		597,042
Digi International	105,023	[b]	960,960
DTS	43,479		1,841,336
Electro Scientific Industries	147,491	[b]	764,003

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 6.5% (continued)
Electronics For Imaging	136,115	[b]	5,788,971
ePlus	15,752	[b]	1,442,096
Fabrinet	102,543	[b]	3,892,532
FARO Technologies	67,622	[b]	2,268,718
Harmonic	153,004	[a,b]	780,320
II-VI	166,379	[b]	4,625,336
Insight Enterprises	107,236	[b]	3,087,324
Itron	112,844	[b]	6,082,292
Ixia	220,241	[b]	2,631,880
Littelfuse	66,551		9,283,864
Lumentum Holdings	158,959	[b]	5,341,022
Methode Electronics	132,102		4,121,582
MTS Systems	55,577		2,642,686
NETGEAR	111,435	[a,b]	5,627,467
OSI Systems	50,734	[a,b]	3,557,975
Park Electrochemical	89,991		1,388,561
Plexus	100,115	[b]	4,586,268
Rofin-Sinar Technologies	71,760	[b]	2,335,788
Rogers	67,925	[b]	3,697,158
Sanmina	230,815	[b]	6,382,035
ScanSource	77,641	[b]	2,717,435
Super Micro Computer	118,589	[a,b]	2,810,559
TTM Technologies	272,605	[b]	3,584,756
Viavi Solutions	794,038	[b]	5,653,551
			130,358,313
Telecommunication Services - 1.1%
ATN International	37,072		2,507,550
Cincinnati Bell	139,484	[b]	2,740,861
Cogent Communications Holdings	142,080		5,242,752
Consolidated Communications Holdings	185,660		4,442,844
General Communication, Cl. A	93,465	[b]	1,480,486
Inteliquent Inc	105,151		1,765,485
Iridium Communications	222,870	[a,b]	1,816,391
Lumos Networks	34,062	[b]	484,021
Spok Holdings	83,189		1,501,561
			21,981,951
Transportation - 2.6%
Allegiant Travel	42,849		5,908,877
ArcBest	53,058		1,055,854

22

Common Stocks - 99.3% (continued)	Shares		Value ($)
Transportation - 2.6% (continued)
Atlas Air Worldwide Holdings	84,126	[b]	3,520,673
Celadon Group	46,099		299,644
Echo Global Logistics	79,592	[b]	1,687,350
Forward Air	106,682		4,408,100
Hawaiian Holdings	180,554	[a,b]	8,129,444
Heartland Express	106,027	[a]	1,950,897
Hub Group, Cl. A	119,139	[b]	4,342,617
Knight Transportation	192,461	[a]	5,629,484
Marten Transport	62,388		1,278,954
Matson	124,332		4,965,820
Roadrunner Transportation Systems	141,132	[b]	1,072,603
Saia	61,452	[b]	2,190,764
SkyWest	179,588		5,414,578
			51,855,659
Utilities - 2.7%
ALLETE	165,426		10,138,960
American States Water	108,449		4,335,791
Avista	212,174		8,784,004
California Water Service Group	133,435		4,136,485
El Paso Electric	137,636		6,358,783
Northwest Natural Gas	80,565		4,737,222
South Jersey Industries	235,995		6,997,252
Spire	135,800		8,528,240
			54,016,737
Total Common Stocks (cost $1,585,322,517)			1,980,765,019
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.35%, 12/15/16 (cost $764,673)	765,000	[d]	764,838
Other Investment - .6%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,260,965)	12,260,965	[e]	12,260,965

23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 7.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $139,710,183)	139,710,183	[e]	139,710,183
Total Investments (cost $1,738,058,338)	107.0%		2,133,501,005
Liabilities, Less Cash and Receivables	(7.0%)		(138,711,212)
Net Assets	100.0%		1,994,789,793

aSecurity, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $274,833,926 and the value of the collateral held by the fund was $281,050,438, consisting of cash collateral of $139,710,183 and U.S. Government & Agency securities valued at $141,340,255.
bNon-income producing security.
cInvestment in real estate investment trust.
dHeld by or on behalf of a counterparty for open financial futures contracts.
eInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	11.1
Capital Goods	9.8
Health Care Equipment & Services	8.4
Short-Term/Money Market Investments	7.7
Software & Services	6.7
Real Estate	6.6
Technology Hardware & Equipment	6.5
Materials	5.8
Commercial & Professional Services	5.5
Retailing	4.9
Consumer Services	3.5
Consumer Durables & Apparel	3.4
Pharmaceuticals, Biotechnology & Life Sciences	3.4
Energy	3.2
Semiconductors & Semiconductor Equipment	3.2
Insurance	3.1
Utilities	2.7
Transportation	2.6
Diversified Financials	2.5
Food, Beverage & Tobacco	1.9
Automobiles & Components	1.8
Telecommunication Services	1.1
Household & Personal Products	.6
Food & Staples Retailing	.5
Media	.5
107.0

† Based on net assets.

See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES
October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Long
Russell 2000 Mini	112	13,320,160	December 2016	(379,882)
Gross Unrealized Depreciation				(379,882)

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $274,833,926)—Note 1(b):
Unaffiliated issuers	1,586,087,190	1,981,529,857
Affiliated issuers	151,971,148	151,971,148
Cash		2,362,406
Receivable for shares of Common Stock subscribed		1,191,419
Dividends and securities lending income receivable		847,620
Receivable for futures variation margin—Note 4		38,080
Other assets		16,719
		2,137,957,249
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		848,402
Liability for securities on loan—Note 1(b)		139,710,183
Payable for shares of Common Stock redeemed		1,542,754
Payable for investment securities purchased		1,061,117
Accrued expenses		5,000
		143,167,456
Net Assets ($)		1,994,789,793
Composition of Net Assets ($):
Paid-in capital		1,473,850,485
Accumulated undistributed investment income—net		14,426,200
Accumulated net realized gain (loss) on investments		111,450,323
Accumulated net unrealized appreciation (depreciation) on investments [including ($379,882) net unrealized (depreciation) on financial futures]		395,062,785
Net Assets ($)		1,994,789,793

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,992,196,208	2,593,585
Shares Outstanding	72,309,607	94,079
Net Asset Value Per Share ($)	27.55	27.57

See notes to financial statements.

26

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $3,489 foreign taxes withheld at source):
Unaffiliated issuers	26,548,934
Affiliated issuers	54,503
Income from securities lending—Note 1(b)	2,168,593
Interest	2,642
Total Income	28,774,672
Expenses:
Management fee—Note 3(a)	4,602,163
Shareholder servicing costs—Note 3(b)	4,601,576
Directors’ fees—Note 3(a,c)	139,212
Loan commitment fees—Note 2	29,873
Interest expense—Note 2	165
Total Expenses	9,372,989
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(139,212)
Net Expenses	9,233,777
Investment Income—Net	19,540,895
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	119,544,285
Net realized gain (loss) on financial futures	2,181,118
Net Realized Gain (Loss)	121,725,403
Net unrealized appreciation (depreciation) on investments	(32,698,665)
Net unrealized appreciation (depreciation) on financial futures	(798,162)
Net Unrealized Appreciation (Depreciation)	(33,496,827)
Net Realized and Unrealized Gain (Loss) on Investments	88,228,576
Net Increase in Net Assets Resulting from Operations	107,769,471

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	[a]	2015
Operations ($):
Investment income—net	19,540,895		17,056,101
Net realized gain (loss) on investments	121,725,403		160,466,974
Net unrealized appreciation (depreciation) on investments	(33,496,827)		(132,080,598)
Net Increase (Decrease) in Net Assets Resulting from Operations	107,769,471		45,442,477
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(17,304,367)		(14,103,759)
Net realized gain on investments:
Investor Shares	(158,389,098)		(120,880,643)
Total Dividends	(175,693,465)		(134,984,402)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	638,104,376		414,048,767
Class I	2,748,571		-
Dividends reinvested:
Investor Shares	171,570,276		131,149,954
Cost of shares redeemed:
Investor Shares	(505,221,828)		(510,037,310)
Class I	(62,828)		-
Increase (Decrease) in Net Assets from Capital Stock Transactions	307,138,567		35,161,411
Total Increase (Decrease) in Net Assets	239,214,573		(54,380,514)
Net Assets ($):
Beginning of Period	1,755,575,220		1,809,955,734
End of Period	1,994,789,793		1,755,575,220
Undistributed investment income—net	14,426,200		12,157,325
Capital Share Transactions (Shares):
Investor Shares
Shares sold	23,778,799		14,079,398
Shares issued for dividends reinvested	6,581,700		4,481,405
Shares redeemed	(18,723,162)		(17,330,175)
Net Increase (Decrease) in Shares Outstanding	11,637,337		1,230,628
Class I
Shares sold	96,313		-
Shares redeemed	(2,234)		-
Net Increase (Decrease) in Shares Outstanding	94,079		-

[a]		On August 31, 2016, the fund redesignated existing shares as Investor shares and commenced offering Class I shares.
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2016[a]	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	28.94	30.45	29.16	21.95	20.21
Investment Operations:
Investment income—net[b]	.29	.28	.22	.28	.20
Net realized and unrealized gain (loss) on investments	1.20	.52	2.34	7.88	2.39
Total from Investment Operations	1.49	.80	2.56	8.16	2.59
Distributions:
Dividends from investment income—net	(.28)	(.24)	(.21)	(.32)	(.11)
Dividends from net realized gain on investments	(2.60)	(2.07)	(1.06)	(.63)	(.74)
Total Distributions	(2.88)	(2.31)	(1.27)	(.95)	(.85)
Net asset value, end of period	27.55	28.94	30.45	29.16	21.95
Total Return (%)	5.73	2.54	8.91	38.63	13.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.06	.94	.75	1.13	.97
Portfolio Turnover Rate	23.86	16.53	18.22	20.89	14.64
Net Assets, end of period ($ x 1,000)	1,992,196	1,755,575	1,809,956	1,628,365	1,127,930

a On August 31, 2016, the fund redesignated existing shares as Investor shares.
b Based on average shares outstanding.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

Period Ended
Class I Shares	October 31, 2016[a]
Per Share Data ($):
Net asset value, beginning of period	28.69
Investment Operations:
Investment income—net[b]	.01
Net realized and unrealized gain (loss) on investments	(1.13)
Total from Investment Operations	(1.12)
Net asset value, end of period	27.57
Total Return (%)	(3.91)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.27[d]
Ratio of net expenses to average net assets	.26[d]
Ratio of net investment income to average net assets	.55[d]
Portfolio Turnover Rate	23.86
Net Assets, end of period ($ x 1,000)	2,594

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® SmallCap 600 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On August 31, 2016, the fund implemented a multiple class structure in which the fund commenced offering Class I shares. The existing fund shares were redesignated as Investor shares, authorized shares increased from 200 million to 300 million and 100 million Class I shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

31

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

32

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

33

NOTES TO FINANCIAL STATEMENTS (continued)

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Domestic Common Stocks†	1,970,302,303	-	-	1,970,302,303
Equity Securities— Foreign Common Stocks†	10,462,716	-	-	10,462,716
Mutual Funds	151,971,148	-	-	151,971,148
U.S. Treasury	-	764,838	-	764,838
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(379,882)	-	-	(379,882)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds

34

managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $526,372 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage, Institutional Shares†	72,484,358	722,893,842	795,378,200	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	16,423,463	351,668,559	355,831,057	12,260,965.6
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	185,811,056	46,100,873	139,710,183	7.0
Total	88,907,821	1,260,373,457	1,197,310,130	151,971,148	7.6

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly, Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986,

35

NOTES TO FINANCIAL STATEMENTS (continued)

as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $18,992,202, undistributed capital gains $118,301,564 and unrealized appreciation $383,645,542.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $17,304,367 and $18,988,306, and long-term capital gains $158,389,098 and $115,996,096, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $32,347 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank,

36

N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016 was approximately $11,480 with a related weighted average annualized interest rate of 1.44%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2016, fees reimbursed by Dreyfus amounted to $139,212.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, the fund was charged $4,601,576 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $430,162 and Shareholder Services Plan fees $429,643, which are offset against an expense reimbursement currently in effect in the amount of $11,403.

37

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2016, amounted to $595,934,352 and $437,510,668, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	17,309,046

At October 31, 2016, the cost of investments for federal income tax purposes was $1,749,855,463; accordingly, accumulated net unrealized appreciation on investments was $383,645,542, consisting of $518,616,073

38

gross unrealized appreciation and $134,970,531 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Smallcap Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Smallcap Stock Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Smallcap Stock Index Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

40

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2016. as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $17,304,367 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby designates $2.5841 per share as a long-term capital gain distribution paid on December 29, 2015 and the fund also reports $.0138 per share as a long-term capital gain distribution paid on March 22, 2016.

41

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (71)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

42

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

44

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

45

For More Information

Dreyfus Smallcap Stock Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0077AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $110,575 in 2015 and $113,337 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,819 in 2015 and $19,290 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $28,314 in 2015 and $19,550 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015   and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,963 in 2015 and $3,095 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,591,507 in 2015 and $20,423,084 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Index Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)